UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

Cleveland BioLabs, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

March [    ], 2015

To Our Stockholders:

You are cordially invited to attend the 2015 annual meeting of stockholders of Cleveland BioLabs, Inc. to be held at 10:00 a.m. Eastern Time on April 14, 2015 at the company’s headquarters, 73 High Street, Buffalo, NY 14203. Details regarding the meeting, the business to be conducted at the meeting, and information about Cleveland BioLabs, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, seven persons will be elected to our Board of Directors. In addition, we will ask stockholders to ratify the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2015, to approve on an advisory basis the compensation of our named executive officers, as disclosed in this proxy statement, to authorize the issuance of 20% or more of our common stock outstanding upon conversion of the Preferred Stock, exercise of Series B Pre-Funded Warrants and exercise of Series A Warrants, including shares of our common stock issuable due to certain adjustments to the conversion price of the Preferred Stock and the exercise price of the Series B Pre-Funded Warrants and the Series A Warrants, to approve the Third Amendment to our Equity Incentive Plan (the “Equity Plan”), a copy of which is attached as Appendix A to this proxy statement, to increase the number of shares of common stock available under the plan by 150,000 and to revise the maximum number of shares that may be covered by a grant under the Equity Plan to any one Participant in any calendar year to 100,000, and to approve the First Amendment to the Employee Stock Purchase Plan (the “ESPP”), a copy of which is attached as Appendix D to this proxy statement, to increase the number of shares of common stock authorized to be issued under the ESPP by 100,000 shares and to increase the number of shares added to the plan annually to 100,000. The Board of Directors recommends a vote for each of the seven nominees to our Board of Directors and the approval of each of the five additional proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. Regardless of the number of shares you own, please vote your shares as soon as possible. For your convenience, electronic voting is available. Please follow the instructions on the enclosed proxy card to cast your vote via the Internet or by a toll free number. Electronic voting is fast and easy. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Cleveland BioLabs, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

YAKOV KOGAN
Chief Executive Officer

March [    ], 2015

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m. Eastern Time
DATE:	April 14, 2015
PLACE:	Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York 14203

PURPOSES:

1.	To elect seven directors to serve one-year terms expiring at the 2016 Annual Meeting;

2.	To ratify the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	To approve by an advisory vote the compensation of our named executive officers;

4.	To authorize the issuance of 20% or more of our common stock outstanding upon conversion of the Preferred Stock, exercise of Series B Pre-Funded Warrants and exercise of Series A Warrants, including shares of our common stock issuable due to certain adjustments to the conversion price of the Preferred Stock and the exercise price of the Series B Pre-Funded Warrants and the Series A Warrants;

5.	To approve the Third Amendment to the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Equity Plan”), a copy of which is attached as Appendix A to this proxy statement, to increase the number of shares of common stock authorized to be issued under the Equity Plan by 150,000 shares and to revise the maximum number of shares that may be covered by a grant under the Equity Plan to any one Participant in any calendar year to 100,000;

6.	To approve the First Amendment to the Employee Stock Purchase Plan (the “ESPP”), a copy of which is attached as Appendix D to this proxy statement, to increase the number of shares of common stock authorized to be issued under the ESPP by 100,000 shares and to increase the number of shares added to the plan annually to 100,000; and,

7.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Cleveland BioLabs, Inc. common stock at the close of business on March 5, 2015, the record date. With regard to Proposal 4 of this proxy statement, the vote of the 572,205 shares of our common stock issued in our financing announced on February 4, 2015, will not be counted in determining whether or not this proposal is approved. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 73 High Street, Buffalo, New York 14203.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Leah Brownlee, J.D.
Corporate Secretary
Buffalo, New York

i

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Cleveland BioLabs, Inc.

73 High Street

Buffalo, New York 14203

(716) 849-6810

PROXY STATEMENT FOR THE CLEVELAND BIOLABS, INC.

2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

TUESDAY, APRIL 14, 2015

This proxy statement, along with the accompanying notice of the 2015 Annual Meeting of Stockholders, contains information about the 2015 Annual Meeting of Stockholders of Cleveland BioLabs, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. Eastern Time, on April 14, 2015, at the company’s headquarters, 73 High Street, Buffalo, New York 14203.

In this proxy statement, we refer to Cleveland BioLabs, Inc. as “Cleveland BioLabs,” “CBLI,” “the Company,” “we,” “us” and “our.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about March [    ], 2015, we will begin sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2014 annual report, which includes our financial statements on Form 10-K for the fiscal year ended December 31, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON APRIL 14, 2015

This proxy statement and our 2014 annual report to stockholders are available for viewing, printing and downloading at http://www.cstproxy.com/cbiolabs/2015. To view these materials, please follow the instructions on the website or the proxy card you received. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2014 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Investors” section of our website at http://irdirect.net/CBLI/corporate_documents?group=2. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

Cleveland BioLabs, Inc. 73 High Street Buffalo, New York 14203 Attention: Corporate Secretary

Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company soliciting my proxy?

The Board of Directors of Cleveland BioLabs, Inc. (the “Board”) is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders to be held at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203, on April 14, 2015, at 10:00 a.m., Eastern Time, and any adjournments or postponements of the meeting, which we refer to as the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 because you owned shares of Cleveland BioLabs, Inc. common stock on March 5, 2015, the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about March [    ], 2015.

Who can vote?

Only stockholders who owned our common stock at the close of business on March 5, 2015 (the “record date”) are entitled to vote at the Annual Meeting. On the record date, there were [            ] shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Seating will be limited.

What do I need to present for admission to the Annual Meeting?

You will need to present proof of your record or beneficial ownership of common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

How many votes do I have?

Each share of our common stock that you own entitles you to one vote.

How do I vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against all, some or none of the nominees for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the proxy card to vote by Internet or telephone.

•	By mail (if you received a paper copy of the proxy materials by mail). Please sign, date and promptly mail the enclosed proxy card in the postage-paid envelope that has been provided to you.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 7:00 p.m. Eastern Time on April 13, 2015.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Alliance Advisors at the address set forth below.

ALLIANCE ADVISORS LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

Banks and Brokers Call Collect: (973) 873-7721

Stockholders Call Toll Free: (855) 928-4491

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, a “stockholder of record.” This proxy statement, the notice of annual meeting, the proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” This proxy statement, the notice of annual meeting, the proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

Have other candidates been nominated for election as directors at the Annual Meeting?

Yes. One of our stockholders, Mikhail Mogutov, has notified us that he proposes to nominate himself and seven other individuals, including Elena Kasimova, one of our current directors, for election as directors to our Board of Directors at the Annual Meeting. Our Board does not endorse any of these nominees, other than Elena Kasimova, and recommends that you vote FOR the election of all the nominees proposed by our Board by using the WHITE proxy card accompanying this Proxy Statement. Even though we have received notice of Mr. Mogutov’s proposal to nominate these eight individuals, it is possible that he may withdrawal his proposal prior to the Annual Meeting. Additionally, the Board is investigating whether the nominations were properly made pursuant to our Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”), and Second Amended and Restated By-Laws (our “By-laws”) and applicable Delaware law. Our Board strongly urges you not to sign or return any proxy card sent to you by Mikhail Mogutov or his representatives, which would be on a [            ] proxy card. If you have previously submitted a proxy card sent to you by the Mikhail Mogutov, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and issuing a later-dated vote.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the ratification of the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for our fiscal year ending December 31, 2015;

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement (advisory vote);

•	“FOR” the authorization of the issuance of 20% or more of our common stock outstanding upon conversion of the Preferred Stock, exercise of Series B Pre-Funded Warrants and exercise of Series A Warrants, including shares of our common stock issuable due to certain adjustments to the conversion price of the Preferred Stock and the exercise price of the Series B Pre-Funded Warrants and the Series A Warrants;

•	“FOR” the approval of the Third Amendment of the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Equity Plan”), a copy of which is attached hereto as Appendix A (the “Amended Plan”), to increase the number of shares of common stock authorized to be issued under the Equity Plan by 150,000 shares and to revise the maximum number of shares that many be covered by a grant under the Equity Plan to any one Participant in any calendar year to 100,000; and

•	“FOR” the approval the First Amendment to the Employee Stock Purchase Plan (the “ESPP”), a copy of which is attached as Appendix D to this proxy statement, to increase the number of shares of common stock authorized to be issued under the ESPP by 100,000 shares and to increase the number of shares added to the plan annually to 100,000.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying the Secretary of the Company in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do I vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your non-voted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire.

A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What vote is required to approve each proposal and how are votes counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Meaden & Moore, Ltd. as our independent registered public accounting firm for 2015, our Audit Committee of our Board will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Authorize the issuance of 20% or more of our common stock outstanding upon conversion of the Preferred Stock, exercise of Series B Pre-Funded Warrants and exercise of Series A Warrants, including shares of our common stock issuable due to certain adjustments to the conversion price of the Preferred Stock and the exercise price of the Series B Pre-Funded Warrants and the Series A Warrants	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to authorize of the issuance of 20% or more of our common stock outstanding upon conversion of the Preferred Stock, exercise of Series B Pre-Funded Warrants and exercise of Series A Warrants, including shares of our common stock issuable due to certain adjustments to the conversion price of the Preferred Stock and the exercise price of the Series B Pre-Funded Warrants and the Series A Warrants. The vote of the 572,205 shares of our common stock issued in the relevant financing will not be counted in determining whether or not this proposal is approved. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 5: Approve the Third Amendment of the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Equity Plan”), a copy of which is attached hereto as Appendix A (the “Amended Plan”), to increase the number of shares of common stock authorized to be issued under the Equity Plan by 150,000 shares and to revise the maximum number of shares that may be covered by a grant under the Equity Plan to any one Participant in any calendar year to 100,000.	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Third Amendment to the Equity Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 6: Approve the First Amendment to the Employee Stock Purchase Plan (the “ESPP”), a copy of which is attached as Appendix D to this proxy statement, to increase the number of shares of common stock authorized to be issued under the ESPP by 100,000 shares and to increase the number of shares added to the plan annually to 100,000.	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the First Amendment to the ESPP. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Could stockholders introduce other proposals to be voted on at the Annual Meeting?

Yes. One of our stockholders, Mikhail Mogutov, has notified us that he proposes to present two proposals at the Annual Meeting: (i) a proposal to give stockholders holding at least 3% of our common stock the right to call for a special meeting of our stockholders, and (ii) a proposal to eliminate cash compensation and add limitations to the dollar value of options for our common stock that could be granted to a director for service on our Board of Directors. At this time, our Board does not endorse any of these proposals. Even though we have received notice that Mr. Mogutov plans to present these proposals, it is possible that he may withdrawal these proposals prior to the Annual Meeting. Additionally, the Board is investigating whether the proposals were properly made pursuant to our Certificate of Incorporation, By-Laws, and applicable Delaware law. Our Board strongly urges you not to sign or return any proxy card sent to you by Mikhail Mogutov or his representatives, which would be on a [            ] proxy card. If you have previously submitted a proxy card sent to you by the Mikhail Mogutov, you can revoke that proxy and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card and issuing a later-dated vote.

Could other matters be decided at the Annual Meeting?

As of the date of this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement, including those described in the foregoing paragraph. If any other items or matters properly come before the Annual Meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their customers and to obtain authority to execute proxies. We will then reimburse them for their expenses. In addition, we have retained Alliance Advisors, LLC to assist in the distribution of proxy materials and the solicitation of proxies from brokerage first, banks, broker-dealers and other similar organizations representing beneficial owners of shares for the Annual Meeting. We have agreed to pay Alliance Advisors, LLC a fee of approximately $6,000 plus out-of-pocket expenses. Alliance Advisors, LLC may be contacted by banks or brokers at (973) 873-7721 or by stockholders at (855) 928-4491.

What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Who are the persons selected by the Board to serve as proxies?

Yakov Kogan and C. Neil Lyons, the persons named as proxies on the proxy card and voting instruction card accompanying this proxy statement, were selected by the Board to serve in such capacity. Yakov Kogan is the Chief Executive Officer of the Company and C. Neil Lyons is the Chief Financial Officer of the Company.

Who will count the vote?

At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed by us for the meeting.

Is there a list of stockholders entitled to vote at the Annual Meeting?

Yes. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing April 3, 2015, and continuing through the date of the Annual Meeting, at our principal offices located at 73 High Street, Buffalo, New York 14203.

Can I access the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders on the Internet?

Our Annual Report to Stockholders for the year ended December 31, 2014, containing financial and other information pertaining to us, is being furnished to stockholders with this proxy statement. The notice of annual meeting of stockholders, proxy statement, proxy card, Form 10-K, and Annual Report to Stockholders are available on the Internet at http://www.cstproxy.com/cbiolabs/2015 and are also available on our website at www.cbiolabs.com under the link “Investors.”

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Eastern Time, on April 14, 2015 at the Company’s headquarters located at 73 High Street, Buffalo, New York 14203. When you arrive at the Company’s headquarters, signs will direct you to the appropriate meeting rooms. You need not attend the Annual Meeting in order to vote.

Householding of annual disclosure documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Continental Stock Transfer & Trust Company, by calling their toll free number, 1-866-894-0537.

If you do not wish to participate in “householding” and would like to receive your own set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder of CBLI and together both of you would like to receive only a single set of proxy materials, follow these instructions:

•	If your shares are registered in your own name, please contact our transfer agent, Continental Stock Transfer & Trust Company, and inform them of your request by calling them at 1-866-894-0537 or writing them at 17 Battery Place, 8th Floor, New York, New York 10004, Attn: Proxy Department.

•	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by Continental Stock Transfer & Trust Company:

•	following the instructions provided on your proxy card;

•	following the instructions provided when you vote over the Internet; or

•	going to http://www.cstproxy.com/cbiolabs/2015 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 13, 2015 for (a) the executive officers named in the Summary Compensation Table in the section titled “Executive Officer and Director Compensation,” (b) each of our directors and director nominees, and (c) all of our current directors and executive officers as a group. As of February 13, 2015, only the stockholders indicated in the table below beneficially owned more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of February 13, 2015 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 3,435,354 shares of common stock outstanding on February 13, 2015.

Name and Title	Outstanding Shares Beneficially Owned	Rights to Acquire Beneficial Ownership	Total Shares Beneficially Owned	Percent
Named Directors and Executive Officers
Julia R. Brown	5,824	3,750	9,574	*
Alexander Polinsky, Ph.D	—	1,750	1,750	*
James J. Antal	1,763	14,750	16,513	*
Daniel F. Hoth, Ph.D.	—	1,750	1,750	*
Richard S. McGowan, Esq.	—	16,215	16,215	*
Anthony J. Principi, J.D.	2,623	3,750	6,373	*
Randy S. Saluck, J.D., MBA (1)	8,975	5,000	13,975	*
Yakov Kogan, Ph.D., MBA (2)	35,367	42,984	78,351	2.25%
Andrei Gudkov, Ph.D., D. Sci.	75,869	31,782	107,651	3.10%
C. Neil Lyons, CPA	1,013	14,688	15,701	*
Elena Kasimova	—	250	250	*
All current executive officers and directors as a group (10 persons)	131,434	136,669	268,103	7.51%
5% or greater shareholders
Sabby Management, LLC (4)	304,960	572,639	877,599	21.90%
Alpha Capital Anstalt (5)	286,103	416,911	703,014	18.25%
Mikhail Mogutov, Ph.D. (3)	264,318	132,159	396,477	11.11%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Includes 4,750 shares and 3,750 shares of common stock that can be acquired through the exercise of options that are directly owned by Mr. Saluck. Also included are 4,225 shares and 1,250 shares issuable upon the exercise of warrants to purchase common stock, all of which are owned by Mortar Rock LP. Mr. Saluck has voting power and investment power over these shares and investment power over these shares and warrants as he is the Managing Member of Mortar Rock Capital Management, LLC which manages Mortar Rock LP.
(2)	Includes 36,782 shares issuable upon the exercise of options to purchase common stock. Also includes 6,202 shares of common stock underlying options to purchase common stock and 2,242 shares of common held by Ms. Leah Brownlee, who is employed by us as Executive Vice President - Compliance and Operations and Corporate Secretary. Dr. Kogan disclaims beneficial ownership over the shares beneficially owned directly by Ms. Brownlee. See “Certain Relationships and Related Person Transactions.”

(3)	Mikhail Mogutov, Ph.D. reported sole voting and dispositive power with respect to 264,318 shares of our common stock and 132,159 shares of our common stock issuable upon exercise of warrants in a Schedule 13D filed with the SEC on July 2, 2014. The address of Mikhail Mogutov, Ph.D. is Stoloviy pereulok 6, Moscow, 121069, Russia.
(4)	Sabby Management, LLC, Sabby Healthcare Volatility Master Fund, Ltd. and Hal Mintz reported shared voting and dispositive power with respect to 174,583 shares of our common stock as of January 9, 2015 in a Schedule 13G filing with the SEC on January 9, 2015. Also includes (i) 143,051 shares of our common stock, 179.35 shares of our Series A Convertible Preferred Stock convertible into 59,784 shares of our common stock within 60 days of February 13, 2015, and Series B Pre - Funded Warrants to purchase 148,672 shares of our common stock exercisable within 60 days of February 13, 2015 purchased by Sabby Healthcare Volatility Master Fund, Ltd., in our February 2015 offering, which is described more fully in Proposal 4 and (ii) 143,051 shares of our common stock, 179.35 shares of our Series A Convertible Preferred Stock convertible into 59,784 shares of our common stock within 60 days of February 13, 2015, and Series B Pre-Funded Warrants to purchase 148,672 shares of our common stock exercisable within 60 days of February 13, 2015 purchased by Sabby Volatility Warrant Master Fund, Ltd. in our February 2015 offering. The address of Sabby Volatile Healthcare Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The address of Sabby Management, LLC and Hal Mintz is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. Pursuant to certain blocker provisions contained in the Certificate of Designation for the Series A Preferred Stock, the Series B Pre-Funded Warrants and certain other warrants, Sabby Healthcare Volatility Master Fund, Ltd., Sabby Volatility Warrant Master Fund, Ltd. and their affiliates may not convert the Series A Convertible Preferred Stock, the Series B Pre-Funded Warrants, or certain other warrants held by them to the extent such exercise would result in their holding of greater than 9.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise.
(5)	Includes 286,103 shares of our common stock, 358.7 shares of our Series A Convertible Preferred Stock convertible into 119,567 shares of our common stock, and Series B Pre-Funded Warrants to purchase 297,344 shares of our common stock purchased by Alpha Capital Anstalt in our February 2015 offering, which is described more fully in Proposal 4, and exercisable within 60 days of February 13, 2015. The address of Alpha Capital Anstalt is Pradafant 7, Furstentums 9490, Vaduz, Liechtenstein. Pursuant to certain blocker provisions contained in the Certificate of Designation for the Series A Preferred Stock and the Series B Pre-Funded Warrants, Alpha Capital Anstalt and its affiliates may not convert the Series A Convertible Preferred Stock or the Series B Pre-Funded Warrants to the extent such exercise would result in their holding of greater than 9.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

On February 17, 2015, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate James J. Antal, Andrei Gudkov, Ph.D., D.Sci., Elena Kasimova, Yakov Kogan, Ph.D., MBA, Richard S. McGowan, J.D., Anthony J. Principi, JD, and Randy S. Saluck, J.D., MBA for election at the Annual Meeting for a term of one year to serve until the 2016 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified. Three members of our current Board, Julia R. Brown, Daniel F. Hoth, M.D. and Alexander Polinsky, Ph.D., will resign from the Board effective on April 14, 2015, following the expiration of their current terms and immediately prior to our Annual Meeting of Stockholders. Pursuant to and in accordance with our Restated Certificate of Incorporation, as amended, and Second Amended and Restated By-Laws, the Board of Directors has passed a resolution to decrease the size of the Board of Directors to seven effective immediately upon such resignations.

Set forth below are the names of all of the persons nominated to become our directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each nominee should serve as a director is set forth below.

Name	Age	Position with the Company
James J. Antal (1)	64	Director
Andrei Gudkov, Ph.D., D.Sci.	58	Director, Chief Scientific Officer
Elena Kasimova	32	Director
Yakov Kogan, Ph.D., MBA	41	Director, Chief Executive Officer
Richard S. McGowan, J.D. (2)	61	Director
Anthony J. Principi, J.D. (2) (3)	70	Director
Randy S. Saluck, J.D., MBA (1)	49	Director

(1)	Member of the Audit Committee,
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee.

James J. Antal Mr. Antal has served as one our directors since July 2006. Mr. Antal served as Chief Financial Officer of Experian Group Ltd. from 1996 to 2001 and as Chief Investment Officer from 2001 to 2002. Experian is a leading global provider of consumer and business credit information, direct marketing information services, and integrated customer relationship management processes. From 1997 to 2002, he also served on the board of directors of First American Real Estate Solutions, an Experian joint venture with First American Financial Corp. Starting in 2002, Mr. Antal served as an advisor to the board of directors for Plexus Vaccine, Inc., a biotech company, until it was acquired by SIGA Technologies in 2004. In December 2004, he joined the SIGA board of directors, and also currently serves on its audit and nominating and governance committees. From May 2004 to August 2005, he was engaged as the Chief Financial Advisor to the Black Mountain Gold Coffee Co. From July 2005 to August 2009, he served on a part-time basis as Chief Financial Officer of Pathway Data Inc., a privately-held company engaged in consumer credit notification and identity theft assistance services. Mr. Antal earned a Bachelor of Science degree in Business Administration with an Accounting major from the Ohio State University in 1973. He became a Certified Public Accountant (Ohio) in 1975. Mr. Antal’s experience in accounting and finance, particularly with respect to biotechnology companies and public reporting companies make him an important asset to our board and a qualified Audit Committee Chairman.

Elena Kasimova Ms. Kasimova has served as one of our directors since January 2015. Ms. Kasimova has more than 10 years of experience in various financial positions with a focus on corporate finance and mergers and acquisitions. She has been Director of Strategy and Investment at BioProcess Capital Partners since 2010. Ms. Kasimova also currently serves on the Board of Directors of 7 biotechnological and pharmaceutical companies. Prior to this, she was a Vice President at NRG Private Equity, the management company of a private equity fund with over $200 million in assets under management. From 2005 to 2008, Ms. Kasimova was Director of J&P Capital, the Corporate Finance and Investment Department of J’son & Partners Consulting, where she managed more than 50 corporate finance and investment projects. From 2003 to 2005, she served in various positions in the Financial Department at Ulyanovsk-GSM, a cellular operator, ending her tenure as Chief Economist. She holds degrees in investment management and linguistics from Ulyanovsk State University and is certified by the Russian state securities and exchange commission as an investment fund manager and executive. Ms. Kasimova was designated by Dr. Mikhail Mogutov to serve on our board pursuant to a Rights Agreement (the “Rights Agreement”), which we entered into in June 2014. Pursuant to the Rights Agreement, Dr. Mogutov shall have the right to designate one director for nomination for election to the Board until such time when Dr. Mogutov and his affiliates no longer hold in the aggregate more than 3% of our issued and outstanding common stock.

Richard S. McGowan, Esq. Mr. McGowan has served as one of our directors since June 2014. The Board has nominated Mr. McGowan to serve as chairman effective following the 2015 Annual Meeting of Stockholders. Such nomination is contingent on his election to serve on the Board for the next term. Mr. McGowan has been admitted to the practice of law in the states of Connecticut, New York and Massachusetts and numerous Federal Courts for over 30 years, retiring from active practice in 2010. From 1985 to 2009, Mr. McGowan specialized on a national level in the prosecution of mass tort pharmaceutical drug, product liability, and class action cases where he served on several Lead Plaintiff Committees and as Class Counsel, first as a Partner at Rheingold & McGowan, P.C., and then while Of Counsel for Weitz & Luxenberg, P.C. From 2000 to 2008, he was also a partner and President of SFB Holdings, a private investment company that sought to purchase and turn around sub-producing micro-cap companies. Since 2008, he has been involved as a private investor in micro-cap companies. He was an Instructor with the Intensive Trial Advocacy Program at the Cardozo Law School from 1986 to 2001. Mr. McGowan received a Bachelor’s degree from the State University of New York at Stony Brook and a Juris Doctor degree from the University of Boston, School of Law. Mr. McGowan provides our board with stockholder perspective and in-depth legal expertise for both the pharmaceutical industry and micro-cap companies.

Anthony J. Principi, J.D. Mr. Principi has served as one of our directors since April 2013. Mr. Principi serves as principal of The Principi Group, a consulting firm. From March to May 2005 and from 2006 through 2010, he was Senior Vice President of Government Relations of Pfizer, Inc. Prior to joining Pfizer, Inc., Mr. Principi served as Secretary of the U.S. Department of Veterans Affairs from 2001 through 2005. In 2005, he served as the Chairman of the Defense 2005 Base Realignment and Closure Commission. Prior to becoming Secretary of the U.S. Department of Veterans Affairs, Mr. Principi was President of QTC Medical Services Inc. from 1999 through 2001 and Senior Vice President of Lockheed Martin IMS from 1995 through 1996. Prior to joining Lockheed Martin IMS, Mr. Principi was Chief Counsel and Staff Director of the U.S. Senate Armed Services Committee from 1993 through 1994, and was Chief Counsel and Staff Director of the U.S. Senate Committee on Veterans’ Affairs from 1984 through 1988. Mr. Principi serves as a director and member of the corporate governance and compensation and evaluation committees of Mutual of Omaha. He is also a member of the board of directors of Engility Holdings, Inc. and is a member of its compensation and nominating/corporate governance committees. Mr. Principi serves as a director of A. T. Kearney and Onsite Health, Inc. He served as Executive Chairman of QTC Management, and was a director of Perot Systems Corporation. Mr. Principi received a Bachelor of Science from the U.S. Naval Academy and a Juris Doctor from Seton Hall University School of Law. Mr. Principi provides our board with expertise in public health and government affairs.

Randy S. Saluck, J.D., MBA Mr. Saluck has served as one of our directors since May 2013. Mr. Saluck has been the Managing Member of Mortar Rock Capital Management, LLC and the Portfolio Manager of Mortar Rock Capital LP, a value-oriented investment fund, since 2005. From 2002 to 2005, Mr. Saluck was a portfolio manager at the investment fund of Meisenbach Capital, LP and, from 2000 to 2002, Mr. Saluck was a senior analyst at Tyndall Partners, LLC, which invested in value-oriented equities and distressed debt. From 1999 to 2000, Mr. Saluck was an analyst at Highfields Capital Management, LLC, where he was responsible for special situations and risk arbitrage. Prior thereto, Mr. Saluck was an investment banker focused on mergers and acquisitions involving a variety of industries at Salomon Brothers Inc. Before becoming an investment banker, Mr. Saluck was a corporate and securities attorney, working at Cahill Gordon & Reindel LLP and then Tenzer Greenblatt LLP. As an attorney, Mr. Saluck worked with numerous small capitalization companies assisting them in the execution of their financing and strategic plans. He received a Bachelor’s degree from the University of Pennsylvania, a Juris Doctor degree from the University of Virginia and an MBA from the Wharton School of the University of Pennsylvania with a concentration in finance and accounting. Mr. Saluck currently serves on the Board of Directors of the Connecticut Region of the Anti-Defamation League. Mr. Saluck provides our board with stockholder perspective and experience in public finance and investor relationships.

Yakov Kogan, Ph.D., MBA Dr. Kogan has served as one of our directors since our inception in June 2003. Dr. Kogan has served as our Chief Executive Officer since June 2012. Previously, he served as our Chief Operating Officer from February 2008 until June 2012 and as our Interim Chief Executive Officer from January 2012 until June 2012. Dr. Kogan also served as our Executive Vice President of Business Development from our inception until February 2008. From 2002 to 2003, he was Director for Business Development at Integrated Genomics where he was responsible for commercial sales and expansion of the company’s capital base. Prior to his tenure in business development, Dr. Kogan worked as a Group Leader/Senior Scientist at Integrated Genomics and ThermoGen, Inc. and as Research Associate at the University of Chicago. Dr. Kogan holds a Ph.D. degree in Molecular Biology from All-Union Research Institute of Genetics and Selection of Industrial Microorganisms (VNIIGenetika) (Moscow, Russia), as well as an MBA degree from the University of Chicago Graduate School of Business. Dr. Kogan’s day-to-day leadership as Chief Executive Officer provides our board with intimate knowledge of our operations.

Andrei Gudkov, Ph.D., D. Sci. Dr. Gudkov has served as one of our directors and as our Chief Scientific Officer since our inception in June 2003. Since 2007, Dr. Gudkov has served as Senior Vice President of Basic Science and Chairman of the Department of Cell Stress Biology at Roswell Park Cancer Institute. From 2001 to 2007, he was Chairman of the Department of Molecular Biology at the Lerner Research Institute at the Cleveland Clinic and Professor of Biochemistry at Case Western Reserve University. Prior to this, he was a tenured faculty member in the Department of Molecular Genetics at the University of Illinois at Chicago, where his lab concentrated on the development of new functional gene discovery methodologies and the identification of new candidate cancer treatment targets. Before immigrating to the United States in 1990, Dr. Gudkov worked at The National Cancer Research Center in Moscow, where he led a broad research program focused on virology and cancer drug resistance. Dr. Gudkov holds a Ph.D. in Experimental Oncology from the Cancer Research Center (Moscow, Russia). Dr. Gudkov provides our board with invaluable insight into the scientific direction of the Company.

Committees of the Board of Directors and Meetings

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each comprised entirely of directors who are “independent” as that concept is defined in the corporate governance listing requirements of the NASDAQ Marketplace Rules. Each Committee has a written charter that is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein entitled “Corporate Governance.”

Each of Mses. Brown and Kasimova, Drs. Hoth and Polinsky, and Messrs. Antal, McGowan, Principi and Saluck is independent under The NASDAQ Marketplace Rules and the Securities Exchange Act of 1934 (the “Exchange Act”).

Meeting Attendance. The Board has adopted a policy specifying that it is the responsibility of each director to attend all meetings of the Board and all meetings of the committees of the Board on which he or she serves.

During the fiscal year ended December 31, 2014, there were ten meetings of our Board. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal year 2014.

The Board has adopted a policy requiring that each director makes every effort to attend each annual meeting of stockholders. The seven directors up for election attended our annual meeting of stockholders held in 2014.

It is also the policy of the Board to hold executive sessions of non-employee directors at each regularly scheduled Board meeting and, if any of the non-employee directors are not independent, to hold executive sessions of the independent directors at least twice per year. Each of the non-employee directors in fiscal year 2014 was determined by the Board to be independent.

Audit Committee. Our Audit Committee met fourteen times during fiscal year 2014. This committee currently has three members, Messrs. Antal (Chair), Saluck and Dr. Polinsky. Dr. Polinsky will resign from the Audit Committee on April 14, 2015 immediately prior to the Annual Meeting of Stockholders when his current term as a director expires.

All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by The NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Antal is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

The Audit Committee generally has direct responsibility and oversight for our accounting policies and internal controls, financial reporting practices, and legal and regulatory compliance. More specifically, the Audit Committee has responsibility to review and discuss the annual audited financial statements and disclosures with management and our independent registered public accounting firm, or our independent auditor; review the financial statements and disclosures provided in our quarterly and periodic reports with management and the independent auditor; and oversee the external audit coverage, including appointment and replacement of the independent auditor and pre-approval of all audit and non-audit services to be performed by the independent auditor.

Compensation Committee. Our Compensation Committee met nine times during fiscal year 2014. This committee currently has three members, Ms. Brown (Chair), Messrs. McGowan and Principi. Ms. Brown will resign from the Compensation Committee on April 14, 2015 immediately prior to the Annual Meeting of Stockholders when her current term as a director expires.

The Compensation Committee determines and approves the compensation level of executive officers based on an evaluation of their performance in light of our goals and objectives. The Compensation Committee also considers our performance and relative stockholder return, the level and value of similar incentive awards prevalent in the industry, and awards given to executive officers in past years. The Compensation Committee also has the authority to recommend to the Board compensation for directors and the form of this compensation. The Compensation Committee makes recommendations to the full Board with respect to the adoption, amendment, termination, or replacement of both incentive compensation plans and equity-based plans. The Compensation Committee has the power to retain professionals to assist in the evaluation of director and executive compensation, and has the sole authority to retain and terminate any such professional and to approve the professional’s fees. The Compensation Committee may also establish subcommittees of entirely independent directors to evaluate special or unique matters.

For a discussion concerning the processes and procedures for determining executive and director compensation, see “Compensation Discussion and Analysis” and “Executive Officer and Director Compensation.”

Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met four times during fiscal year 2014 and has three members, Mr. Principi (Chair). Ms. Brown and Dr. Polinsky. Ms. Brown and Dr. Polinsky will resign from the Nominating and Corporate Governance Committee on April 14, 2015 immediately prior to the Annual Meeting of Stockholders when their current terms as directors expire.

The Nominating and Corporate Governance Committee generally has responsibility for identifying candidates who are eligible under the qualification standards set forth in our Corporate Governance Guidelines and recommending such eligible individuals to serve as members of the Board. It also makes recommendations to the Board concerning the structure and membership of other Board committees. The Nominating and Corporate Governance Committee is also charged with considering matters of corporate governance generally and reviewing and recommending to the Board, periodically, our corporate governance principles.

In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our Second Amended and Restated By-Laws, “—Nominating Procedures” below and “Proposals of Stockholders” at the end of this proxy statement.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which it reviews from time to time, to assist the Board in fulfilling its responsibility to exercise its business judgment in what it believes to be the best interests of our stockholders. The Corporate Governance Guidelines are posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Code of Ethics for Senior Executives and Financial Officers, Code of Business Conduct and Ethics for Directors and Code of Conduct

The Board has adopted a Code of Ethics for Senior Executives and Financial Officers that is specifically applicable to executive officers and senior financial officers, including our principal executive officer and principal financial officer. Additionally, the Board has adopted the Code of Business Conduct and Ethics for Directors that is specifically applicable to our directors. Both the Code of Ethics for Senior Executives and Financial Officers and the Code of Business Conduct and Ethics for Directors are posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.” We have also adopted a Code of Conduct in order to promote honest and ethical conduct and compliance with the laws and governmental rules and regulations to which we are subject. The Code of Conduct is applicable to all of our employees, officers and directors, and is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

Board Leadership Structure

Our Corporate Governance Guidelines describe our policies concerning, among other things, the role of the Board and management, proper Board functions, independence, and committee matters. The positions of Chair of the Board and Chief Executive Officer are currently held by different persons, although we do not have a policy requiring that to be the case. Instead, our Board has the authority to choose its Chair in any way it deems best for us at any given point in time. Accordingly, our Board reserves the right to vest the responsibilities of the Chief Executive Officer and Chair in the same person or in two different individuals depending on what it believes is in our best interest. At this time, our Board has determined that separation of these roles most appropriately suits us. Our current Chair, Ms. Brown is qualified to serve as our Chair given her extensive management of other drug development enterprises and corporate governance experience, but will resign from the position of Chair on April 14, 2015 immediately prior to the Annual Meeting of Stockholders when her current term as a director expires. Our Board has nominated Mr. McGowan to serve as Chair effective following the Annual Meeting of Stockholders. Such nomination is contingent on his election to serve on the Board for the next term. Mr. McGowan is qualified to serve as our Chair given his expertise with both the pharmaceutical industry and micro-cap companies. Further, our Board believes that this division of roles allows our Chief Executive Officer to focus more of his efforts to achieving the goals and objectives of our strategic plan. Our Board believes that there is no single leadership structure that would be most effective in all circumstances and, therefore, retains the authority to modify our Board’s structure to best address our circumstances as and when appropriate.

Role of Our Board in Risk Oversight

The Board, as a whole and at the committee level, has overall responsibility for overseeing our risks, including general oversight of our executive officers’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of our Board in reviewing our strategic plan is an integral aspect of the Board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

At the committee level, the Compensation Committee oversees the management of risks relating to our executive compensation. The Audit Committee oversees our risk policies and processes related to the quality and integrity of our accounting, auditing and financial reporting practices, including our audited and unaudited financial statements and internal controls. The Audit Committee is also responsible for addressing risks arising from related party transactions. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest.

Nominating Procedures

As described above, we have a standing Nominating and Corporate Governance Committee and its charter is posted on our website, www.cbiolabs.com, under the link “Investors” and the section therein titled “Corporate Governance.”

The Nominating and Corporate Governance Committee considers many factors when considering candidates for the Board and strives for the Board to be comprised of directors with a variety of experience and backgrounds, who have high-level managerial experience in a complex organization, and who represent the balanced interest of stockholders as a whole rather than those of special interest groups. Other important factors in Board composition include strength of character, mature judgment, specialized expertise, relevant scientific and technical skills, diversity, level of education, broad-based business acumen, experience and understanding of strategy and policy-setting and the extent to which the candidate would fill a present need on the Board. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee

believes that it is essential that our Board members represent diverse viewpoints, with a broad array of experiences, skills and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to the long-term interests of our stockholders.

In considering candidates for the Board, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Nominating and Corporate Governance Committee or stockholder-recommended nominee. However, the Nominating and Corporate Governance Committee does believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with their performance as a director. In the case of current directors being considered for renomination, the Nominating and Corporate Governance Committee will also take into account the director’s history of attendance at meetings of the Board or its committees, the director’s tenure as a member of the Board, and the director’s preparation for and participation in such meetings.

The Nominating and Corporate Governance Committee considers candidates for the Board from any reasonable source, including stockholder recommendations. The Nominating and Corporate Governance Committee does not evaluate candidates differently based on who has made the proposal. The Nominating and Corporate Governance Committee has the authority under its charter to hire consultants or search firms to assist in the process of identifying and evaluating candidates. Candidates are recommended to the Board after consultation with the Chairman of the Board.

Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203 specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating and Corporate Governance Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of stockholders must comply with our Second Amended and Restated By-Laws regarding stockholder proposals and nominations. See “Proposals of Stockholders” contained herein.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to Cleveland BioLabs, Inc. Board of Directors, c/o Office of the Secretary, 73 High Street, Buffalo, New York 14203. The Office of the Secretary will receive the correspondence and forward it to the director or directors to whom the communication is addressed. From time to time, the Board may change the process or means by which stockholders may communicate with the Board or its members. Please refer to our website, www.cbiolabs.com, for any changes in this process.

Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;

•	resumes and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. The Board elects officers annually and such executive officers serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
C. Neil Lyons, CPA	58	Chief Financial Officer

C. Neil Lyons, CPA Mr. Lyons has been our Chief Financial Officer since September 2012. Mr. Lyons has over 30 years of experience related to operations, finance, SEC compliance, complex financial transactions, strategy, information systems and corporate governance. Prior to joining the Company, from April, 2005 until August, 2011, Mr. Lyons served as Chief Financial Officer and Treasurer of RegeneRx Biopharmaceuticals, Inc., where he led several financial transactions, identified and captured government grant opportunities, directed investor relations activities, developed financial models and implemented investment strategies and employee benefit programs. From 2003 until 2005, Mr. Lyons founded and was the principal of Ironbridge Consulting, a firm that provided financial consulting services, to businesses in the Washington, D.C. metro area. From 1998 until 2003, Mr. Lyons was the Vice President, Finance, for Alcatel’s SkyBridge Limited Partnership, an international satellite broadband start-up, where he secured significant amounts of capital and was an active participant in acquisition and joint venture activities. Prior to that, Mr. Lyons served in various positions at Bell Atlantic (now Verizon), from 1996 to 1998, Honeywell Federal Systems, Inc., a major Department of Defense contractor from 1990 to 1996, and practiced public accounting with Deloitte and Arthur Young from 1979 to 1990. Mr. Lyons is a certified public accountant and received a Bachelor of Science degree in accounting, magna cum laude, from Florida Southern College.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This section explains our executive compensation program for 2014 as it relates to our “named executive officers,” or “NEOs,” listed below whose compensation information is presented in the tables following this discussion.

Name	Title
Dr. Yakov Kogan	Chief Executive Officer
Dr. Andrei Gudkov	Chief Scientific Officer
Mr. C. Neil Lyons	Chief Financial Officer

Executive Summary

Our Compensation Committee believes that our executive compensation program is appropriately designed to incentivize our NEOs to work for our long-term prosperity through pay-for-performance incentives, is reasonable in comparison with the levels of compensation provided by our peer group companies, discourages our NEOs from assuming excessive risks, and reflects a reasonable cost. We believe our NEOs are critical to the achievement of our corporate goals, through which we can drive stockholder value. We therefore give considerable thought to the design and administration of our NEO compensation program.

Our NEO compensation packages are designed around the following principles:

•	Align long-term incentive opportunities with stockholder value creation;

•	Attract, motivate and retain qualified individuals to contribute to our growth and success;

•	Provide competitive compensation opportunities consistent with industry practices where we compete for talent; and

•	Maintain a reasonable and responsible cost structure.

The major aspects of our executive compensation program include the following:

•	Voluntary Base Pay Reduction. The Compensation Committee regularly reviews base pay benchmark data to confirm that our NEOs’ base pay is in-line with industry practice and whether to make any adjustments. However, in light of the financial situation of the Company, commencing in May 2014 our Chief Executive Officer and Chief Scientific Officer each agreed to a 20% reduction in their base salaries.

•	Strong Pay-for-Performance Principles. A majority of our NEOs’ total potential compensation is contingent on achieving short-term corporate goals as defined in our annual Executive Compensation Plan, referred to in this discussion as our Annual Plan, and our Long-term Executive Compensation Incentive Plan, referred to in this discussion as our Long-term Plan. Our Annual Plan is intended to focus our NEOs on achieving annual value-driving clinical development goals, pre-commercialization. Our Long-term Plan currently has a performance period that expires on December 31, 2016, and is intended to incentivize our NEOs to attain our commercialization goals, either through out-licensing, marketing approval or direct product sales. Due to the Company’s financial situation and/or stock performance, we did not award cash bonuses to our executives for performance in 2012, 2013 or 2014 under our Annual Plan. In the second half of 2015, we plan to implement new programs and/or amend our current programs and review the entirety of our compensation program in light of the Company’s stock price to better align the interests of our management with those of our stockholders.

•	Responsible Severance Compensation. Our Severance Plan provides the NEOs with severance benefits only if the NEO’s employment is involuntarily terminated without cause. The cash severance benefits provided are limited to an amount equal to 12-months of base salary. As a condition to provision of any severance benefits, the NEO must provide the Company with a release of claims. We do not provide any tax gross-up payments.

•	Limited Executive Benefits. We do not offer executive benefits such as car allowances, personal security, financial planning advice, tax preparation services or club memberships.

•	Stockholder Approval Required to Reprice Options. Our current equity plans do not permit repricing of underwater stock options held by our NEOs or other employees without prior stockholder approval.

We held our first stockholder advisory vote on executive compensation in 2011. When determining how often to hold an advisory vote on executive compensation, our Board recommended and our stockholders agreed upon, an annual vote. In 2014 and 2013, approximately 62.9% and 78.0%, respectively, of the votes cast approved our executive compensation described in our prior year’s proxy statement. The Compensation Committee considered these votes and has maintained modest base salaries compared to peer companies, has not awarded cash bonuses during the years covered by those proxies and again for the year ended December 31, 2014, but has approved equity incentives in recognition of the progress management has achieved with the United States Food and Drug Administration, or FDA. Of additional note, our founders, Drs. Kogan and Gudkov, each agreed to a 20% reduction in base salary that commenced in May 2014.

Compensation Setting Process

Overview

The overall objectives of our compensation program are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals and objectives within our strategic plan, and to align executive compensation with stockholder interests. To achieve these objectives, we have developed an overall compensation strategy, including specific goals that tie the majority of our NEOs’ compensation to performance.

When creating a NEO’s overall compensation package, the Compensation Committee considers the different components of our compensation elements in light of the role the NEO will play in achieving our near term and longer term goals, as well as the compensation packages provided to similarly situated executives at companies we consider to be our peers. Our NEOs’ compensation components are: Base salary, the Annual Plan and the Long-term Plan, as discussed more thoroughly in this section. We do not predetermine an allocation of the overall compensation to be represented by the various compensation elements. Rather, the Compensation Committee’s intention is that the incentives provided by the Annual Plan and the Long-term Plan provide a majority of the NEOs’ total compensation. As a result, a material amount of our NEOs potential compensation is at risk in any given fiscal year. Our Compensation Committee believes that having a significant portion of our executives’ compensation package at risk has contributed to cultivating a culture in which our NEOs aggressively pursue our corporate performance and strategic goals as they know that their take home pay, to a large extent, depends upon our performance and, to some extent, their contribution to our performance. Additionally, the incorporation of significant equity incentives is designed to mitigate the risk that our NEOs will pursue short-term outcomes at the expense of long-term stockholder value. Performance-based annual cash and stock option compensation awards under our Annual Plan may be made based on the achievement of short-term corporate goals designed to incentivize the executives to create stockholder value and attain short-term performance objectives. Our short-term corporate goals are currently developmental in nature because our product pipeline is pre-commercialization. The corporate goals vary year-to-year, but generally include value-adding achievements such as contract/grant funding, timely completion of research and development objectives, financial performance and cash flow management and stock performance. Performance-based long-term awards under our Long-term Plan are made based on the achievement of corporate commercialization objectives that address out-licensing, drug approval and product sales. The Long-term Plan has a term of three and a half years, was first implemented in June 2012 and expires in December 2016. Any awards granted under the Long-term Plan can be settled in either cash or equity, as determined in the Compensation Committee’s discretion.

We believe that the combined mix of these three pay elements allows us to provide a competitive, cost-effective, total compensation package to our NEOs, largely based on achievement of value-driving milestones. More specifically, the Compensation Committee believes this structure aligns a majority of the NEOs’ potential compensation to performance.

Role of the Chief Executive Officer

The Chief Executive Officer has no role in setting his compensation and is specifically excluded from any discussions related to his compensation. However, the Chief Executive Officer recommends to the Compensation Committee for its approval, proposed corporate performance and strategic goals and their relative weighting for the upcoming fiscal year for the Annual Plan and the Long-term Plan, as well as provides input on the level of attainment of the prior year’s goals, for purposes of determining awards under the Annual Plan and Long-term Plan for all our NEOs, including the Chief Executive Officer. Finally, the Chief Executive Officer regularly provides input to the Compensation Committee during the course of the year regarding the performance and compensation of our other NEOs.

Compensation Committee Decision Making Process

The Compensation Committee approves the compensation packages for all NEOs. When determining the base salary and equity incentive compensation awards, the Compensation Committee considers the ongoing feedback it has received during the prior year from the Chief Executive Officer regarding the performance of each executive, benchmark data, compensation for new executive hires, as well as high-level strategic issues, such as new trends, plans or approaches to compensation. The Compensation Committee also considers the results of our stockholder advisory votes on executive compensation.

In addition, the Compensation Committee approves the goals and performance target levels, if any, relevant to our Annual Plan and Long-term Plan. Generally, the Compensation Committee’s process for determining Annual Plan and Long-term Plan awards involves: (i) the determination of target award levels, (ii) the establishment of performance goals, and (iii) an evaluation of our actual performance in relation to the performance goals. The Compensation Committee has set the cash bonus target levels for all of our NEOs except for Dr. Gudkov at 30% of base compensation, with Dr. Gudkov’s set at 60%. Cash and equity compensation under the Annual Plan and Long-term Plan represents a majority of our NEOs’ total potential compensation, which means that a material amount of our NEOs’ potential compensation is at risk. The Compensation Committee and our full Board typically set the performance goals of the Annual Plan at the beginning of each year and at the beginning of the Long-term Plan’s performance period. The Compensation Committee recognizes that the research and development environment in which management operates is dynamic, requiring changes as new discoveries are made, or opportunities present themselves. As such the Compensation Committee retains discretion to make upward and downward adjustments to final awards based on the Compensation Committee’s assessment of both the Company’s and the executive’s personal performance. When considering the levels of bonus compensation to award, the Compensation Committee also reviews the individual performance of our NEOs and considers the recommendations of our Chief Executive Officer.

Role of Compensation Consultants

The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee in carrying out its delegated duties. We have not historically hired an outside consulting firm to evaluate our compensation practices or provide recommendations to our Compensation Committee in order to preserve cash to fund our operations. Rather, the Compensation Committee has relied upon significant internally-developed benchmark data to guide its decisions.

Compensation Benchmarking

In any year the Compensation Committee may benchmark the compensation for our NEOs with that of executives with similar positions in our industry, adjusting for known or perceived differences between our

NEO’s experience and levels of responsibility with the job descriptions reflected for the generalized survey data. For purposes of setting 2014 compensation the analysis focused on data reported in the 2014 Radford Global Life Sciences Compensation Survey with respect to a comparison of 2013 data for both publicly-traded biotechnology companies with market capitalizations of $250 million or less, and biotechnology companies, both public and private, with less than 50 employees. The Compensation Committee determined that these criteria were appropriate in selecting the peer companies given our market capitalizations at the time the studies were conducted, the complexity of our international operations, and the number of employees that were comparable to our employee base. The Radford survey data as compared to our current NEO compensation indicated that our NEOs were paid at or below the 25th percentile of the survey data, with our Chief Financial Officer falling at approximately the 25th percentile for companies with less than 50 employees and significantly below the 25th percentile for companies with market capitalizations of $250 million or less. As a consequence, a one-time increase to our Chief Financial Officer’s base pay of $30,500 was implemented on January 1, 2014 to better align his base pay with the survey data so that his compensation would be closer to the 25th percentile for companies with market capitalizations of $250 million or less.

Evaluations

The Compensation Committee evaluates the performance of our executive officers in light of performance goals and objectives established for the Annual Plan and Long-term Plan at least once a year. Based upon these evaluations, the Compensation Committee determines the annual compensation for our executive officers, including base cash compensation, cash bonus and equity compensation. In its evaluation of the NEOs, the Compensation Committee considers, among other things, the following:

•	overall management of the Company;

•	progress achieved by our drug candidates;

•	stockholder return;

•	the maintenance of successful relationships with our board and stockholders;

•	our financial performance with respect to the preparation of and compliance with our budget, including capital reserves;

•	success in securing new government contracts and grants and other third-party funding, and progress under such contracts and other funding arrangements once obtained; and

•	regulatory compliance (including compliance with NASDAQ rules, the securities laws, FDA regulations, etc.).

Typically, the Compensation Committee meets at least twice per year to make compensation decisions for our NEOs and with greater frequency if necessary. The Compensation Committee also meets and confers regularly in executive session. The Compensation Committee met nine times during 2014.

The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with our Corporate Secretary and our other executive officers, as needed. From time-to-time, various members of our management, as well as outside advisors, may make presentations to the Compensation Committee. The Compensation Committee charter grants the Compensation Committee full access to all of our books, records, facilities and personnel, as well as the authority to obtain, at our expense, advice and assistance from external advisors that the Compensation Committee considers appropriate in the performance of its duties. As part of its deliberations, the Compensation Committee may review financial reports, projections, operational data, tax and accounting information. The Compensation Committee also considers historical base salary, bonus and equity information including: (1) equity grant history; (2) vested and unvested potential gain on equity awards using an assumed selected series of stock prices at points in time; and (3) stock option exercise history, in its compensation decisions. In determining 2014 NEO compensation, the Compensation Committee also considered the recommendations of our Chief Executive Officer and each executive’s individual performance.

2014 Executive Compensation Summary

2014 Base Cash Compensation

The purpose of base salary is to provide a level of fixed compensation to our NEOs in order to attract and retain executives with the qualifications desired for the particular position. The Compensation Committee reviews base salaries annually, and usually considers adjusting base salaries to reflect our performance over the preceding year while considering the annual base salary increase trend data reflected by the benchmark data. These guidelines are used throughout our Company in determining appropriate base salary increases for all our employees. For 2014, the Compensation Committee’s aim, in line with CBLI’s general philosophy to set target compensation levels that are competitive while maintaining a reasonable cost structure, was to approve 2014 CBLI base salary increases based upon our 2013 performance levels. Based upon its evaluation of our 2013 performance levels, in January 2014 the Compensation Committee did not generally approve any base cash compensation increases for the NEOs. In taking such action, the Compensation Committee specifically considered our stock price performance during 2013 and the level of attainment of certain of our targeted operating milestones for 2013. However, the Compensation Committee did note that Mr. Lyons’ base compensation was significantly below market and therefore made a one-time increase to his compensation of $30,500 bringing his base pay to $285,000 effective January 1, 2014.

Additionally, in light of the financial situation of the Company, commencing in May 2014 our Chief Executive Officer and Chief Scientific Officer each agreed to a 20% reduction in their base salaries.

Incentive Compensation

The Compensation Committee, in its discretion, may establish incentive plans and otherwise award cash and/or equity bonuses to our executive officers. The amounts of both the cash and equity bonuses are determined based on performance, which is evaluated annually under the Annual Plan, and periodically as goals are achieved under the Long-term Plan. The cash and equity bonuses for each of our executive officers is based on various factors, including, among others, the achievement of various operating milestones based on scientific and business goals, our financial performance, the performance of our stock, and our establishment and compliance with satisfactory corporate governance practices. The operating milestones used in the evaluation of our annual incentive compensation are based on annual proposals made by our executive officers, which are then evaluated and ultimately approved by the Compensation Committee. The purpose of the annual incentive bonuses is to motivate and encourage our executive officers to fulfill the short-term goals required for our long-term strategic plan.

2014 Annual Plan - Cash Bonuses. The target annual cash bonus awarded to each executive officer under the Annual Plan is determined based on a percentage of such executive officer’s base salary. The target cash bonus levels for 2014 were set at 30% of base salary, with a maximum potential bonus of 60% of base salary, except for Dr. Gudkov. Dr. Gudkov’s target cash bonus was set at 60% of his base salary, with a maximum potential bonus of 120% of his base salary. Dr. Gudkov’s incentive compensation percentages in relation to his base salary are doubled to reflect the lesser amount of cash compensation paid to him in his part-time role and that the services services that he provides are critical to the attainment of our performance goals. These target bonus levels for 2014 were approved by our Compensation Committee after taking into account the benchmarking study as well as the financial condition of the Company. The minimum bonus amount is zero, and the maximum is 200% of the target bonus amount. If the Committee determines that bonuses should not be awarded for corporate achievement for any reason, bonuses will not be paid. We believe this fully discretionary bonus structure allows the Committee to be responsive to the uncertainties and lack of predictability associated with being a development-stage biotechnology company. The performance goals established for the annual cash bonus plan for 2014 by the Compensation Committee related to:

•	Execution on our focused, risk-based development strategy for biodefense and oncology indications;

•	Entering into at least one monetizing partnering event;

•	Streamlining corporate structure; and

•	Raising 18 months of capital.

2014 Annual Plan - Equity Bonuses. The Compensation Committee believes that granting stock options provides executive officers with a strong economic interest in maximizing stock price appreciation over the long term. The Compensation Committee also believes that the practice of granting stock options can be useful in retaining and recruiting the key talent necessary to ensure our continued success. This element of compensation is governed by the Cleveland BioLabs, Inc. Equity Incentive Plan, as amended (the “Equity Plan”). The Equity Plan is administered by our Compensation Committee, which reviews executive management’s recommendations concerning stock option grants, and determines the number of stock options to be granted to each person, and the terms and conditions of any stock options as permitted under the Equity Plan. The exercise price of stock options is based on the value of a share of our common stock on the date of grant. The options, therefore, do not have any value to the executive officer unless the market price of our common stock rises, which aligns the interests of our executive officers with those of our stockholders. Through these option grants, we seek to emphasize the importance of improving the performance of our stock price thereby increasing stockholder value over the long term.

Our target stock option bonus for 2014 under the Annual Plan was set at 6,250 stock options for each NEO, with a maximum of 7,500 stock options. The Compensation Committee determined in its subjective judgment that these target awards levels were appropriate to provide sufficient incentives to the NEOs to attain our 2014 performance goals. If granted, such stock options would be immediately fully vested on the applicable grant date, and would have an exercise price per share equal to the value of our stock on the applicable grant date.

Actual 2014 Annual Plan Awards. In the fourth quarter of 2014, the Compensation Committee determined that in light of our then current cash position, and the lack of returns to our investors as evidenced by our stock price on such date, it would not award any cash bonuses for 2014 performance regardless of the level of attainment of the 2014 performance goals. As such, no 2014 cash bonuses were awarded under our Annual Plan. However, recognizing our executive officers efforts in contributing to the advances achieved with the FDA during 2014, namely the permission to file for pre-Emergency Use Authorization of entolimod as a radiation countermeasure, a 6,250 share option to each executive officer was approved to be granted under the 2014 Annual Plan and the Equity Plan. Pursuant to the terms of the Purchase Agreement described in Proposal 4 we agreed, among other things, not to grant any stock options or other equity awards until the later of April 22, 2015 or the date that stockholder approval of Proposal 4 is received. Therefore, these share options will be automatically granted to the NEOs on April 22, 2015 if stockholder approval of Proposal 4 is received by that date, or if later, will be automatically granted on the date that stockholder approval of Proposal 4 is received.

2012 Long-Term Executive Compensation Plan

On June 13, 2012, the Compensation Committee approved a 2012 Long-term Plan, which expires on December 31, 2016 and includes three major milestone performance goals for our NEOs. These goals are:

Goal #1 – Approval of a BLA for entolimod (previously known as CBLB502) for treatment as a single agent to reduce the risk of death following total body irradiation during or after radiation disaster (medical radiation countermeasure (“MRC”) application);

Goal #2 – Entolimod MRC - Cumulative Firm Orders (all countries exceed $100 million);

Goal #3 – Cumulative proceeds from upfront and milestone payments from licensing deals for any CBLI compounds exceed $12 million (the licensing deals done for the compounds from our subsidiaries and joint ventures will be adjusted by the percentage of CBLI ownership when the licensing agreement is executed).

These goals were selected for our 2012 Long-term Plan as they were determined by the Compensation Committee to be the best indicators of achieving increased value. The applicable payout levels for attainment of each goal were determined in the Compensation Committee’s subjective judgment to be at levels sufficient to incentivize our NEOs to attain such goals, and that the benefit to the Company of such attainment was greater than the cost. Under the 2012 Long-term Plan, awards would be paid to each NEO upon achievement of each strategic objective, subject to the NEO’s continued services with us through such attainment, as outlined below.

Upon achievement of Goal #1 in the United States, each NEO will be paid a bonus equal to 100% of their CBLI base salary or cash consulting retainer, as applicable, as determined by reference to their respective base salary and cash retainer levels in effect on the applicable Goal #1 achievement date.

Upon the first occurrence of the achievement of Goal #1 in Australia, Brazil, Canada, China, European Union, India, Japan, Mexico or Russian Federation, each NEO will be paid a bonus equal to 33% of their base salary or cash consulting retainer, as applicable, as determined by reference to their respective base salary and cash retainer levels in effect on the applicable Goal #1 achievement date. In addition to the above described bonuses, upon the achievement of Goal #1 in the United States or in another country listed above, an amount equal to 100% of the total of the executive team’s aggregate bonus amount will be placed into an employee bonus pool to be distributed to non-executive employees of CBLI, with such bonus amounts allocated at the sole discretion of the executive team.

The following percentages of cumulative firm order/licensing proceeds will be paid to each executive upon achievement of each strategic goal/milestone:

•	Upon achievement of Goal #2 or Goal #3, 4% of any cash that the Company receives from all cumulative orders/licensing payments will be allocated to an executive bonus pool, which will be distributed among the members of the executive team, with the allocation among the executive team members to be determined on a pro-rata basis based on 100% of then current CBLI annual base salaries or cash consulting retainer, as applicable, with respect to each NEO;

•	An additional 1% of all received cumulative orders/licensing payments will be allocated to an employee bonus pool, which will be distributed among the Company’s non-executive senior employees on a pro rata basis based on salary.

Based on the Company’s cash position when a goal is achieved, the Compensation Committee will determine whether the incentive payouts will be made in the form of cash or stock, or a combination of both. The 2012 Long-term Plan will expire on December 31, 2016 and no amount will be payable under the Long-term Plan for any goal not achieved by that date.

Severance and Change in Control Agreements

In March 2014, we adopted a Severance Benefit Plan in order to provide for consistent severance benefit terms to each of our NEOs and to conform to the severance benefit market practices of our peer group. Under the terms of the Severance Benefit Plan, each NEO is entitled to certain benefits in the event of an involuntary termination of employment by the Company for a reason other than death, disability, or cause, which is referred to as a Qualifying Termination. In the event of a Qualifying Termination, each NEO is entitled to a cash severance payment in an amount equal to 12-months of salary (and with respect to Drs. Kogan and Gudkov such cash severance benefit will be measured with respect to each officer’s respective base salary as of May 1, 2014 and prior to the voluntary 20% reduction if such amount is greater than the base salary in effect immediately prior to the date of termination). Additionally, the Company will pay the full amount of each officer’s Consolidated Omnibus Budget Reconciliation Act, or COBRA, premiums for a period not to exceed 12-months. In addition, the Company will extend the exercise period of any vested stock option for a period of 1-year from the officer’s last day of employment or until expiration of the stated term (whichever period is shorter), and stock options that would have vested during the 12-month period following the last day of employment shall immediately vest on the last day of employment.

Each of our NEOs became participants in the Severance Benefit Plan during 2014 and as a condition to participation waived their rights with respect to any severance benefits contained in their respective employment agreements or offer letters in the event of a Qualifying Termination. As a condition to provision of any benefits under the Severance Plan, the NEO must provide the Company with a release of claims.

Under the Severance Benefit Plan, cause for termination means any of the following events: (i) the participant’s failure substantially to perform his or her duties and responsibilities to the Company, which is not cured within 30 days of written notice to the participant; (ii) the participant’s commission (including a guilty plea or plea of nolo contendere) of any felony or any other crime involving fraud, dishonesty or moral turpitude; (iii) any intentional or grossly negligent act by the participant that has caused or is reasonably expected to result in material injury to the Company; (iv) the participant’s material breach of any obligation under any written agreement with the Company, including but not limited to the participant’s confidentiality agreement, that is not cured within 30 days of written notice to the participant; (v) the participant’s violation of a Company policy, or commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct, that has caused or is reasonably expected to result in material injury to the Company; or (vi) the material unauthorized use, disclosure or misappropriation by the participant of any proprietary information, trade secret or other asset of the Company or entrusted to the Company by a third party.

Under the terms of the employment agreements with Dr. Kogan and Mr. Lyons, if such executive is terminated due to a permanent disability or death, he would be entitled to receive severance pay equal to the base salary that would have been payable if he had continued his employment for the remaining term under his employment agreement, which period currently may not exceed 12-months as the employment agreements automatically renew for consecutive one year terms. However, if such executive becomes permanently disabled or dies as a result of, or in conduct of, his employment duties under his employment agreement, he would be entitled to severance pay equal to his base salary that would have been payable had he continued his employment for a period of no less than 18 months. In order to comply with Section 409A of the Internal Revenue Code, in certain instances, such severance may be delayed until the earlier of six months and one day after such executive’s separation from service or his death. For purposes of their employment agreements, a “permanent disability” will be deemed to occur if such executive suffers a physical or mental illness, injury or infirmity that prevents him from performing, with or without reasonable accommodations, his essential job functions, for a total period of 120 days in any 360-day period.

Under the terms of the agreement with Dr. Gudkov, if he is terminated without cause during the 12 month period following a change in control he is entitled to payment of the following severance benefits, subject to his timely provision of an effective release of claims against the Company (i) 2.5 times his then current annualized base compensation amount, or if greater, his annualized base compensation amount which was effective as of January 1, 2011, plus (ii) the amount of his target annual cash bonus as in effective for the year that includes his termination. The base compensation severance benefits are payable in installments over the two and half year period following the termination and the target cash bonus severance benefits are payable in a single lump sum at the time the bonus amount would have otherwise been payable absent a termination of service.

Executive Benefits

Our executive benefits are generally limited to the same benefits we offer to all of our employees, except that Dr. Gudkov does not generally participate in any of our employee benefit plans because he is separately employed by the Roswell Park Cancer Institute and participates in their employee benefit plans.

Employee Stock Purchase Plan

At our 2013 Annual Meeting, an Employee Stock Purchase Plan or “ESPP” was approved by our stockholders, which currently has 125,000 shares available for issuance. The purpose of the ESPP is to provide a means by which our company employees (and any parent or subsidiary of our company designated by the Board to participate in the ESPP) may be given an opportunity to purchase common stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of our company and our affiliates.

The rights to purchase common stock granted under the ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended, or the Code. To date we have not commenced offerings to participate in this plan to our employees, but we plan on implementing the ESPP during the second half of 2015. If and when we do commence offerings to participate in this plan, all of our eligible employees including our named executive officers will be eligible to participate.

Our Compensation Policies

Section 162(m) Policy

Section 162(m) of the Internal Revenue Code limits the amount that a public company may deduct from federal income taxes for remuneration paid to the chief executive officer and the three other most highly paid executive officers (other than the chief financial officer) to $1 million per year per covered executive officer. Section 162(m) provides an exception from this deduction limitation for certain forms of “performance-based compensation,” including the gain recognized by executive officers upon the exercise of certain compensatory stock options and other compensation based on performance criteria that are approved in advance by stockholders. We are mindful of the benefit to the Company and its stockholders of the full deductibility of compensation. However, we believe that there may be times when we need to retain flexibility in compensating our executive officers in a manner that we believe will best promote our corporate objectives even though the compensation may not be fully deductible under Section 162(m). Therefore, we have not adopted a policy that requires that all compensation be deductible.

Accounting Considerations

The accounting impact of our equity compensation program is one of many factors that the Compensation Committee may consider in determining the size and structure of our program.

Common Stock Ownership Requirements

While we have not adopted a formal written policy on common stock ownership requirements, part of our compensation philosophy involves facilitating common stock ownership by our executive officers through the grant of equity awards because we believe that it helps to align their financial interests with those of our stockholders.

Timing of Awards

The Compensation Committee has the authority to grant equity awards under our Equity Plan. The Compensation Committee strives to ensure that any award is made in such a manner as to avoid even the appearance of manipulation because of its award date. It is our policy not to purposely accelerate or delay the public release of material information in consideration of a pending equity grant to allow the grantee to benefit from a more favorable stock price.

Compensation Recovery Policy

We do not have a policy to attempt to recover cash bonus payments paid to our executive officers if the performance objectives that led to the determination of such payments were to be restated, or found not to have been met to the extent the Compensation Committee originally believed. However, as a public company subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our chief executive officer and chief financial officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive. In addition, we will comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and will adopt a compensation recovery policy once the SEC adopts final regulations on the subject.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this Proxy Statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to our board that the Compensation Discussion and Analysis be included in our Annual Report.

Members of the Compensation Committee Julia R. Brown (Chairman) Richard S. McGowan Anthony J. Principi

RISKS RELATED TO COMPENSATION PRACTICES AND POLICIES

We regularly assess the risks related to our compensation programs, including our executive compensation programs, and do not believe that the risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on our Company. At the Compensation Committee’s direction, management provides ongoing information to the Compensation Committee regarding compensation factors that could mitigate or encourage excessive risk-taking. In its discussions, the Compensation Committee considered the attributes of our programs, including:

•	significant management oversight over employee compensation;

•	a balance of annual and milestone- or target-based incentives for senior executives; and

•	the use of multiple objective performance metrics.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2014 and 2013 to our (1) Chief Executive Officer, (2) Chief Financial Officer and (3) Chief Scientific Officer.

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards ($)	Option Awards (2) ($)		Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation ($)		Total ($)
Yakov Kogan	2014	302,304	—	—	62,154	(4)	—	10,000	(6)	374,458
Chief Executive Officer	2013	407,615	—	—	121,898	(5)	—	10,000	(6)	539,513

C. Neil Lyons	2014	283,231	—	—	62,154	(4)	—	9,995	(6)	355,380
Chief Financial Officer	2013	255,479	—	—	89,896	(5)	—	10,000	(6)	355,375

Andrei Gudkov	2014	119,257	—	—	62,154	(4)	—	—		181,411
Chief Scientific Officer	2013	215,343	—	—	97,967	(5)	—	—		313,310

(1)	Base salary includes compensation received from our consolidated subsidiary Panacela Labs, Inc. and our deconsolidated joint venture, Incuron, LLC. For 2014, Drs. Kogan and Gudkov earned $0 and $4,166 from these entities, respectively. For 2013, Drs. Kogan and Gudkov earned $60,000 and $76,667 from these entities, respectively.
(2)	These amounts represent the aggregate grant date fair value for stock option awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in our Consolidated Financial Statements, included in our respective Annual Reports on Form 10-K.
(3)	The Company’s cash bonuses are paid under our executive compensation plans. As such, the bonus amounts are reported in the column “Non-Equity Incentive Plan Compensation.”
(4)	Represents (i) options to purchase 7,500 shares of common stock, granted in March 2014 for performance during fiscal 2013, which vested immediately and have an exercise price of $13.60 per share.
(5)	Represents options to purchase shares of common stock, granted in May 2013 for performance during fiscal 2012, which vest when the Company’s common stock closes at a price of $100.00 or more for 5 consecutive trading days and have an exercise price of $30.80 per share. The share award amounts for Drs. Kogan, Gudkov and Mr. Lyons were 5,230, 4,203 and 3,857, respectively.
(6)	Consists of 401(k) matching contributions.

Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during or applicable to the fiscal year ended December 31, 2014 to each of the executive officers named in the Summary Compensation Table. All balances shown in the table below have been adjusted to account for the 1:20 reverse split of the Company’s common stock that was executed on January 28, 2015.

Name	(1) (2) Grant Date	Compensation Committee Action Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/ Sh)	Grant Date Fair Value of Stock and Option Awards
			Threshold ($)	Target ($)	Maximum ($)
Yakov Kogan		2/6/2014	$41,400	$82,800	$165,600	—	—	—	—
	3/13/2014	2/6/2014				—	7,500	$13.60	$62,154
C. Neil Lyons		2/6/2014	$42,750	$85,500	$171,000	—	—	—	—
	3/13/2014	2/6/2014				—	7,500	$13.60	$62,154
Andrei Gudkov		2/6/2014	$33,282	$66,565	$133,129	—	—	—	—
	3/13/2014	2/6/2014				—	7,500	$13.60	$62,154

(1)	All stock option awards granted on March 13, 2014 were for services rendered in fiscal 2013 and were immediately vested upon issuance.
(2)	In accordance with the Company’s Equity Incentive Guidelines, grants made under the Equity Plan were made on March 13, 2014, the second day following the end of the blackout period relating to publication of the Company’s periodic financial filings.

The amounts in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” and “Estimated Possible Payouts Under Equity Incentive Plan Awards” columns represent the minimum, target and maximum amounts that our named executive officers were eligible for pursuant to our executive compensation plan. Actual amounts paid to each of the named executive officers under this plan, if any, are set forth in the Summary Compensation Table above.

As discussed in footnote (2) to the Summary Compensation Table above, the stock awards and stock options in the table above represent awards granted in the year ended December 31, 2014 and the grant date fair value relating thereto computed in accordance with FASB ASC Topic 718. For a discussion of the stock awards and stock options granted in respect of services provided in the year ended December 31, 2014, see the discussion under “Compensation Discussion and Analysis—Our Executive Compensation Plan—Incentive Compensation” and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

Option Exercises

There were no exercises of stock options by any of our named executive officers during the fiscal year ended December 31, 2014.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Yakov Kogan

We entered into an employment agreement dated as of August 1, 2004 with Yakov Kogan, our Chief Executive Officer, which included a three-year initial term and is renewed annually for successive one-year periods, unless earlier terminated in accordance with its terms.

Dr. Kogan was paid a base CBLI salary, exclusive of salaries paid by our subsidiaries, at an annual rate of $345,000 as of December 31, 2014, which Dr. Kogan voluntarily and temporarily reduced to $276,000 effective May 7, 2014. In addition, Dr. Kogan is eligible to earn an annual bonus based on corporate targets set by our board on an annual basis. For fiscal year 2014, in light of our cash position at December 31, 2014, and the lack of returns to our investors as evidenced by our stock price on such date, the Compensation Committee determined that it would not award 2014 cash bonuses to any executives regardless of the level of attainment of the 2014 performance goals. As such, Dr. Kogan did not receive a cash bonus under the 2014 Annual Plan. An equity bonus for Dr. Kogan in the form of a stock option to purchase 6,250 shares of our common stock to be awarded under the 2014 Annual Plan and our Equity Plan was approved by the Compensation Committee in December 2014. However, in order to comply with the requirements of the Purchase Agreement described in Proposal 4, this stock option will not be granted to Dr. Kogan until the later of (i) the date on which stockholder approval of Proposal 4 on this Proxy Statement is approved by the Company’s stockholders, or (ii) April 22, 2015. The exercise price of the stock option will be the closing price of our stock on the applicable date of grant.

Dr. Kogan’s employment agreement provides that such agreement will automatically be terminated on the date of his death. Furthermore, the employment agreement permits us to terminate Dr. Kogan upon written notice at any time, with or without cause, or due to a permanent disability.

If Dr. Kogan was terminated by us without cause as described in the agreement, he would be entitled to severance pay equal to twelve months of his annual salary, and COBRA health benefits during the severance period. In order to comply with Section 409A of the Internal Revenue Code, in certain instances, such severance may be delayed until the earlier of six months and one day after such executive’s separation from service or his death. The employment agreement also contains confidentiality, assignment of inventions, non-competition and non-solicitation provisions to help protect the value of our intellectual property.

C. Neil Lyons, CPA

We entered into an employment agreement dated as of August 4, 2011 with C. Neil Lyons, our Chief Financial Officer, effective September 1, 2011. The employment agreement provides that Mr. Lyons’ initial employment term extended until August 31, 2012 and, thereafter, his employment term will be renewed pursuant to terms of the employment agreement for successive one-year periods, unless earlier terminated in accordance with its terms.

Mr. Lyons was paid a base salary at an annual rate of $285,000 in fiscal year 2014. As an executive officer of the Company, Mr. Lyons is eligible to earn an annual bonus based on corporate targets set by our board on an annual basis. For fiscal year 2014, in light of our cash position at December 31, 2014, and the lack of returns to our investors as evidenced by our stock price on such date, the Compensation Committee determined that it would not award 2014 cash bonuses to any executives regardless of the level of attainment of the 2014 performance goals. As such, Mr. Lyons did not receive a cash bonus under the 2014 Annual Plan. An equity bonus in the form of a stock option to purchase 6,250 shares of our common stock to be awarded under the 2014 Annual Plan and our Equity Plan was approved by the Compensation Committee in December 2014. However, in order to comply with the requirements of the Purchase Agreement described in Proposal 4, the stock option will not be granted to Mr. Lyons until the later of (x) the date on which stockholder approval of Proposal 4 on this Proxy Statement is approved by the Company’s stockholders, or (ii) April 22, 2015. The exercise price of the stock option will be the closing price of our stock on the applicable date of grant.

Mr. Lyons’ employment agreement provides that such agreement will automatically be terminated on the date of his death. Furthermore, the employment agreement permits us to terminate Mr. Lyons upon written notice at any time, with or without cause, or due to a permanent disability.

If Mr. Lyons is terminated by us without cause as described in the agreement, he would be entitled to severance pay equal to twelve months of his annual salary, and COBRA health benefits during the severance period. In order to comply with Section 409A of the Internal Revenue Code, in certain instances, such severance may be delayed until the earlier of six months and one day after such executive’s separation from service or his death. The employment agreement also contains confidentiality, assignment of inventions, non-competition and non-solicitation provisions to help protect the value of our intellectual property.

Andrei Gudkov, Ph.D., D.Sci.

During the year ended December 31, 2014, our Chief Scientific Officer, Andrei Gudkov, served in such capacity pursuant to an agreement with us dated as of January 1, 2010, as amended June 10, 2012. Dr. Gudkov’s agreement has an initial term of one year and automatically renews for successive one-year periods, unless earlier terminated in accordance with its terms.

Pursuant to the agreement, Dr. Gudkov received base compensation from CBLI, exclusive of salaries paid by our subsidiaries, at an annual rate of $138,677 in fiscal year 2014, which Dr. Gudkov voluntarily and temporarily reduced to $110,941 effective May 7, 2014. Pursuant to the agreement, Dr. Gudkov is deemed an executive officer of the Company and is eligible to participate in our executive compensation plans. In addition, Dr. Gudkov is eligible to earn an annual bonus based on corporate targets set by our board on an annual basis. For fiscal year 2014, in light of our cash position at December 31, 2014, and the lack of returns to our investors as evidenced by our stock price on such date, the Compensation Committee determined that it would not award 2014 cash bonuses to any executives regardless of the level of attainment of the 2014 performance goals. As such, Dr. Gudkov did not receive a cash bonus under the 2014 Annual Plan. An equity bonus for Dr. Gudkov in the form of a stock option to purchase 6,250 shares of our common stock to be awarded under the 2014 Annual Plan and our Equity Plan was approved by the Compensation Committee in December 2014. However, in order to comply with the requirements of the Purchase Agreement described in Proposal 4, this stock option will not be granted to Dr. Gudkov until the later of (x) the date on which stockholder approval of Proposal 4 on this Proxy Statement is approved by the Company’s stockholders, or (ii) April 22, 2015. The exercise price of the stock option will be the closing price of our stock on the applicable date of grant.

The agreement with Dr. Gudkov permits us to immediately terminate such agreement upon written notice only “for cause.” The agreement also permits either party to terminate such agreement without cause upon 14 days’ written notice to the other party. The agreement also contains confidentiality and assignment of inventions provisions to help protect the value of our intellectual property, and an indemnification provision for the benefit of Dr. Gudkov.

In July of 2014, Dr. Gudkov’s employment status changed from an independent contractor to an employee of CBLI and it was agreed that he would continue to be paid at the same level of base cash compensation and with the same bonus award eligibility as previously provided under his agreement as described above.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options outstanding on the last day of the fiscal year ended December 31, 2014, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table. There were no stock option exercises by any of our named executive officers during the fiscal year ended December 31, 2014. There were no outstanding stock awards to the executive officers named in the Summary Compensation Table on the last day of the fiscal year ended December 31, 2014. All balances shown in the table below have been adjusted to account for the 1:20 reverse split of the Company’s common stock that was executed on January 28, 2015.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Yakov Kogan	7,500		13.60	3/13/2024
		5,230	30.80	5/12/2023
	5,000		35.80	6/12/2022
	2,813		67.00	1/22/2022
	7,481		143.20	3/20/2021
	5,250		68.80	5/17/2020
	6,863		80.00	2/3/2018
	1,875		167.20	4/5/2017
C. Neil Lyons	7,500		13.60	3/13/2024
		3,857	30.80	5/12/2023
	938		67.00	1/22/2022
	6,250		48.20	8/31/2021
Andrei Gudkov	7,500		13.60	3/13/2024
		4,203	30.80	5/12/2023
	2,813		67.00	1/22/2022
	7,481		143.20	3/20/2021
	5,250		68.80	5/17/2020
	6,863		80.00	2/3/2018
	1,875		167.20	4/5/2017

Potential Payments upon Termination or Change-In-Control

In March 2014, we adopted a Severance Benefit Plan in order to provide for consistent severance benefit terms to each of our NEOs and to conform to the severance benefit market practices of our peer group. Under the terms of the Severance Benefit Plan, each NEO is entitled to certain benefits in the event of an involuntary termination of employment by the Company for a reason other than death, disability, or cause, which is referred to as a Qualifying Termination. In the event of a Qualifying Termination, each NEO is entitled to a cash severance payment in an amount equal to 12-months of salary (and with respect to Drs. Kogan and Gudkov such cash severance benefit will be measured with respect to each officer’s respective base salary as of May 1, 2014 and prior to the voluntary 20% reduction if such amount is greater than the base salary in effect immediately prior to the date of termination). Additionally, the Company will pay the full amount of each officer’s Consolidated Omnibus Budget Reconciliation Act, or COBRA, premiums for a period not to exceed 12-months. In addition, the Company will extend the exercise period of any vested stock option for a period of 1-year from the officer’s last day of employment or until expiration of the stated term (whichever period is shorter), and stock options that would have vested during the 12-month period following the last day of employment shall immediately vest on the last day of employment.

Each of our NEOs became participants in the Severance Benefit Plan during 2014 and as a condition to participation waived their rights with respect to any severance benefits contained in their respective employment agreements or offer letters in the event of a Qualifying Termination. As a condition to provision of any benefits under the Severance Plan, the NEO must provide the Company with a release of claims.

Under the Severance Benefit Plan, cause for termination means any of the following events: (i) the participant’s failure substantially to perform his or her duties and responsibilities to the Company, which is not cured within 30 days of written notice to the participant; (ii) the participant’s commission (including a guilty plea or plea of nolo contendere) of any felony or any other crime involving fraud, dishonesty or moral turpitude; (iii) any intentional or grossly negligent act by the participant that has caused or is reasonably expected to result in material injury to the Company; (iv) the participant’s material breach of any obligation under any written agreement with the Company, including but not limited to the participant’s confidentiality agreement, that is not cured within 30 days of written notice to the participant; (v) the participant’s violation of a Company policy, or commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct, that has caused or is reasonably expected to result in material injury to the Company; or (vi) the material unauthorized use, disclosure or misappropriation by the participant of any proprietary information, trade secret or other asset of the Company or entrusted to the Company by a third party.

Under the terms of the employment agreements with Dr. Kogan and Mr. Lyons, if such executive is terminated due to a permanent disability or death, he would be entitled to receive severance pay equal to the base salary that would have been payable if he had continued his employment for the remaining term under his employment agreement, which period currently may not exceed 12-months as the employment agreements automatically renew for consecutive one year terms. However, if such executive becomes permanently disabled or dies as a result of, or in conduct of, his employment duties under his employment agreement, he would be entitled to severance pay equal to his base salary that would have been payable had he continued his employment for a period of no less than 18 months. In order to comply with Section 409A of the Internal Revenue Code, in certain instances, such severance may be delayed until the earlier of six months and one day after such executive’s separation from service or his death. For purposes of their employment agreements, a “permanent disability” will be deemed to occur if such executive suffers a physical or mental illness, injury or infirmity that prevents him from performing, with or without reasonable accommodations, his essential job functions, for a total period of 120 days in any 360-day period.

Under the terms of the agreement with Dr. Gudkov, if he is terminated without cause during the 12 month period following a change in control he is entitled to payment of the following severance benefits, subject to his timely provision of an effective release of claims against the Company (i) 2.5 times his then current annualized base compensation amount, or if greater, his annualized base compensation amount which was effective as of January 1, 2011, plus (ii) the amount of his target annual cash bonus as in effective for the year that includes his termination. The base compensation severance benefits are payable in installments over the two and half year period following the termination and the target cash bonus severance benefits are payable in a single lump sum at the time the bonus amount would have otherwise been payable absent a termination of service.

The following table summarizes the payments that would have been made to our named executive officers under the employment or consulting agreements, as applicable, upon a termination on December 31, 2014.

	Voluntary Termination/ Termination for Cause	Termination Without Cause	Death or Disability In Performance of Duty	Change-In-Control
Yakov Kogan	$—	$345,000	$414,000	$345,000
Neil Lyons	$—	$285,000	$427,500	$285,000
Andrei Gudkov	$—	$138,677	$—	$407,125

Actual amounts that the named executive officers could receive in the future as a result of a termination of employment could differ materially from the amounts set forth above as a result of, among other things, changes in their base salaries, changes in our stock price and the vesting and grants of additional equity awards.

Director Compensation

The following is a description of the standard cash compensation arrangements under which the members of the Cleveland BioLabs, Inc. Board of Directors are compensated for their service as directors, including as members of the various committees of our board. Each of our directors who also serve as NEOs are not compensated in addition to the compensation they receive as an NEO of the Company as disclosed above.

Position	Annual Fee
Board Member	$40,000
Board Chair	20,000
Audit Committee Chair	15,000
Audit Committee Members	10,000
Compensation Committee Chair	7,500
Compensation Committee Members	5,000
Nominating and Governance Committee Chair	2,500
Nominating and Governance Committee Members	2,500

(1)	Board Chairman fee commenced in 2014
(2)	Annual fees were pro-rated as appropriate for the period or each member’s service.

In addition to annual cash compensation we also compensate our board with equity in the form of options to purchase shares of our common stock. We grant options to purchase 750 shares of our common stock upon appointment to the board and options to purchase 1,750 shares of common stock upon annual election to continue service. Option grants upon appointment to the board vest in three equal annual installments from the grant date, such that the option is fully vested on the third anniversary of the date of the grant, subject to the director’s continuous service through the applicable vesting date. Annual grants are fully vested when issued. All option grants made to the board are exercisable for ten years. Each of our independent directors is also reimbursed for reasonable out-of-pocket expenses incurred in attending our board or board committee meetings.

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2014 to each of our directors.

Name (a)	Paid In Cash ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Total ($)
James J. Antal	$61,875	$0	$10,159	$72,034
Julia R. Brown	30,425	36,484	10,159	77,068
DiCorleto, Paul, M.D (3)	38,975	0	0	38,975
Daniel Hoth, M.D.	24,375	0	15,159	39,534
Hohn, David, M.D (3)	37,825	15,510	0	53,335
Richard S. McGowan, J.D	24,375	0	15,159	39,534
Anthony J. Principi, J.D.	36,475	11,526	10,159	58,160
Alexander Polinsky, Ph.D.	28,450	0	15,159	43,609
Randy S. Saluck, J.D., MBA	54,600	0	10,159	64,759
Elena Kasimova, Ph.D. (4)	0	0	0	0

(1)	These amounts represent the grant date fair value of stock awards granted to each director in 2014 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(2)	These amounts represent the grant date fair value of options granted to each director in 2014 computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2014.
(3)	Drs. Hohn and DiCorleto retired from our board at the June 2014 Annual Meeting.
(4)	Ms. Kasimova was appointed to the Board in January 2015.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2014, regarding shares of common stock that may be issued under the Company’s equity compensation plans, including the Equity Plan. Information is included for both equity compensation plans approved by the Company’s stockholders and not approved by the Company’s stockholders (which date back to before the Company became a reporting company under the Exchange Act). All balances shown in the table below have been adjusted to account for the 1:20 reverse split of the Company’s common stock that was executed on January 28, 2015.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrant sand rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1)	258,476	$67.64	94,389

Equity compensation plans not approved by security holders (2)	2,913	90.00	—

Total	258,476	$67.89	94,389

(1)	Consists of the Equity Plan.
(2)	The number shown consists of shares to be issued upon equity grants made by us prior to our initial public offering when we did not have any defined equity compensation plans approved by our stockholders.

REPORT OF AUDIT COMMITTEE

The Board maintains an Audit Committee comprised of three non-employee members of the Board. After reviewing the qualifications of the current members of the committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Exchange Act, (2) all current members of the Audit Committee are “independent” as that concept is defined in The NASDAQ Marketplace Rules, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Antal qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.

The Audit Committee’s role and responsibilities are set forth in its charter adopted by the Board, which is available on our website at www.cbiolabs.com. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Meaden & Moore, Ltd. The members of the Audit Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors, nor can the Audit Committee certify that the independent auditors are “independent” under applicable rules. The Audit Committee serves in a board-level oversight role in which it provides advice, counsel and direction to management and the auditors based on the information it receives, on discussions with management and the auditors, and on the members of the Audit Committee’s experience in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisors, apart from counsel or advisors hired by management, as it determines appropriate, including experts in particular areas of accounting. Management is responsible for the reporting processes and preparation and presentation of financial statements and the implementation and maintenance of internal controls. The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s consolidated financial statements to generally accepted accounting principles in the United States.

In fulfilling its responsibilities for the financial statements for fiscal year 2014, the Audit Committee took the following actions:

•	Reviewed and discussed each of the unaudited quarterly financial statements and the audited financial statements for the 2014 fiscal year with management and Meaden & Moore, Ltd., our independent registered public accounting firm;

•	Discussed with Meaden & Moore, Ltd. the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	Received written disclosures from Meaden & Moore, Ltd. regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board and communication with Meaden & Moore, Ltd. regarding their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Meaden & Moore, Ltd., the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Members of the Audit Committee James J. Antal (Chairman) Randy S. Saluck Alexander Polinsky

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except for a Form 4 that was not timely filed for Ms. Brown to report 1,903 shares of common stock acquired on October 1, 2014 and a Form 4 that was not timely filed for Mr. Saluck to report a stock option to purchase 1,750 shares of common stock at a $9.80 per share. In making these statements, we have relied upon the written representations of our directors and executive officers and copies of their reports that have been filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Pursuant to our Related Party Transaction Policy, the Audit Committee must provide written approval in advance for any transaction that could involve an actual, potential or perceived conflict of interest, including transactions where employees or directors have a substantial financial interest in any of our competitors, customers or suppliers, or where gifts or loans of value in excess of $200 are received in a year from our suppliers, customers or competitors. The policy also requires advance written approval for any transaction where an employee or director owns a substantial interest in an entity that has a prospective business relationship with, or is a competitor of, us. The following is a list of related persons with whom all transactions are reviewed and approved by the Audit Committee.

Our Chief Scientific Officer and board member, Dr. Andrei Gudkov, is the Senior Vice President of Basic Science and the Chairman of the Department of Cell Stress Biology at Roswell Park Cancer Institute (“RPCI”). We subcontract Dr. Gudkov’s laboratory at RPCI to perform certain research and development studies for us, and also purchase certain core products and services from RPCI, including mice, the housing and storage of mice, irradiator services, DNA sequencing and blood analysis. RPCI also serves as one of our clinical sites. For the aforementioned services, we paid RPCI approximately $1.1 and $2.7 million in 2014 and 2013, respectively. In addition, we transferred 23 research scientists to Buffalo BioLabs, Inc. (“BBL”) in the later part of 2013, an entity then partially-owned by Dr. Gudkov and of which he is a founder and the Principal Scientific Advisor. We hire BBL on a project basis to perform research work, as needed. For the aforementioned services, we paid BBL approximately $1.2 and $0.3 million in 2014 and 2013, respectively.

On March 1, 2010, we hired Leah Brownlee who serves in the position of Executive Vice President – Compliance and Operations. Ms. Brownlee is the spouse of Dr. Yakov Kogan who is a member of our board and our Chief Executive Officer. During the year ended December 31, 2014, Ms. Brownlee earned a base salary of $225,000 and received options exercisable into 1,200 shares of common stock at a weighted average exercise price of $13.60 per share. During the year ended December 31, 2013, Ms. Brownlee earned a base salary of $200,583 and received options exercisable into 1,250 shares of common stock at a weighted average exercise price of $30.80 per share.

Dr. Alexander Polinsky, a current board member, is the chief executive officer of Everon Biosciences, Inc. (“Everon”) and Tartis-Aging, Inc., sister companies owned in part with Bioprocess Capital Partners and Dr. Andrei Gudkov, our Chief Scientific Officer and board member. Dr. Gudkov is also a founder of and Chief Scientific Officer of Everon and Tartis Aging, Inc. Bioprocess Capital Partners is our co-shareholder in Incuron, LLC. During 2013, Everon paid CBLI approximately $200,000 for research work during the first nine months of the year, prior to the transfer of our research personnel to BBL.

On February 4, 2015, we entered into a Securities Purchase Agreement with certain institutional investors providing for the issuance and sale of 572,205 shares of our common stock, par value $0.005 per share at an offering price of $3.00 per share and Pre-Funded Warrants to purchase an aggregate of 594,688 shares of our common stock. In a concurrent private placement, we sold to the same institutional investors shares of our Series A Convertible Preferred Stock convertible into 239,135 shares of our common stock. In addition, we issued Series A Warrants to purchase one share of our common stock for each share of common stock purchased or prefunded in this offering and each share of Series A Convertible Preferred Stock purchased in the concurrent private placement. Sabby Healthcare Volatility Master Fund, a holder of more than 5% of our capital stock, and its affiliated fund Sabby Volatility Warrant Master Fund participated in the offering and purchased in the aggregate (i) 286,102 shares of common stock, (ii) a Pre-Funded Warrant to purchase 297,344 shares of common stock, (iii) 358.70 shares of Series A Convertible Preferred Stock and (iv) a Series A Warrant to purchase 703,014 shares of common stock.

ELECTION OF DIRECTORS

(Notice Item 1)

Our Board of Directors currently consists of ten directors. Each of the directors, other than Julia R. Brown, Daniel F. Hoth and Alexander Polinsky, is a nominee in the current election. Ms. Brown and Drs. Hoth and Polinsky will resign from the Board at the meeting, following the expiration of their current terms and immediately prior to our Annual Meeting of Stockholders. We do not plan to fill the vacancies created by the retirement of these three directors and the Board of Directors has passed a resolution to decrease the size of the Board of Directors to seven effective immediately upon such resignations.

If elected, the seven nominees for election as directors at our 2015 Annual Meeting of Stockholders will serve for one-year terms expiring at our 2016 Annual Meeting of Stockholders. The Board recommends that the stockholders vote in favor of the election of the nominees named in this proxy statement to serve as our directors. See “Management and Corporate Governance—The Board of Directors” above. Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

In accordance with NASDAQ Marketplace Rule 5605(b)(1), and the standard of independence defined in NASDAQ Marketplace Rule 5605(a)(2), “independent directors” currently make up a majority of our Board of Directors. Our independent directors who are nominees are James J. Antal, Elena Kasimova, Richard McGowan, Anthony Principi and Randy S. Saluck. In making the determination of independence with respect to Ms. Kasimova, the Nominating and Corporate Governance Committee of the Board of Directors considered Ms. Kasimova’s affiliation with Bioprocess Capital Partners and satisfied itself that these affiliations do not detract or interfere with Ms. Kasimova’s ability to exercise independent judgment in carrying out her responsibilities as director and serving the best interests of our stockholders.

The Nominating and Corporate Governance Committee of the Board has reviewed the performance of the Board, and has recommended that all nominees be approved for reelection. Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted “FOR” the election as directors of Mr. Antal, Ms. Kasimova, Mr. McGowan, Mr. Principi, Mr. Saluck, Dr. Kogan and Dr. Gudkov. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted “FOR” each nominee at the meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. ANTAL, MS. KASIMOVA, MR. MCGOWAN, MR. PRINCIPI, MR. SALUCK, DR. KOGAN AND DR. GUDKOV, AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

The Audit Committee has appointed Meaden & Moore, Ltd. as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2015. The Board proposes that the stockholders ratify this appointment. Meaden & Moore, Ltd. audited our financial statements for the fiscal year ended December 31, 2014. We expect that representatives of Meaden & Moore, Ltd. will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In the event the stockholders do not ratify the appointment of Meaden & Moore, Ltd. as our independent registered public accounting firm, the Audit Committee will reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF MEADEN & MOORE, LTD. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Principal Accountant Fees and Services

Meaden & Moore, Ltd. acts as the principal auditor for us and also provides certain audit-related services. We have entered into an engagement agreement with Meaden & Moore, Ltd. that sets forth the terms by which Meaden & Moore, Ltd. will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The Audit Committee pre-approves all services provided by Meaden & Moore, Ltd. to us. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The fees for the services provided by Meaden & Moore, Ltd. to us are set forth below.

Audit Fees

Audit Fees were $129,984 for the year ended December 31, 2014 and were $128,296 for the year ended December 31, 2013. Audit Fees consisted of work performed in the audit of financial statements, and the audit of the Company’s internal controls over financial reporting, and work performed in connection with quarterly financial statement reviews, statutory audits, consultation regarding financial accounting and/or reporting standards, filings with the SEC and comfort letters.

Audit-Related Fees

There were no fees billed by Meaden & Moore, Ltd. for Audit-Related Fees during the years ended December 31, 2014 and December 31, 2013.

Tax Fees

There were no fees billed by Meaden & Moore for Tax Fees during the years ended December 31, 2014 and December 31, 2013.

All Other Fees

There were no fees billed by Meaden & Moore for Other Fees during the years ended December 31, 2014 and December 31, 2013.

ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 3)

We are seeking your advisory vote on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and the related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. Our current policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers each year at the annual meeting of the stockholders. It is expected that the next such vote will occur at the 2016 annual meeting of the stockholders.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies. Furthermore, a significant proportion of our executive compensation is paid in the form of stock options, aligning our executive’s interests with those of our stockholders. We believe that our executive compensation is designed to promote the creation of long-term stockholder value and position the Company for long-term success.

Stockholders are urged to read the “Compensation Discussion and Analysis” section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2015 Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Cleveland BioLabs, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to approve, on an advisory basis, this resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL UNDER APPLICABLE NASDAQ RULES OF THE ISSUANCE OF 20% OR MORE OF OUR COMMON STOCK OUTSTANDING UPON CONVERSION OF PREFERRED STOCK, EXERCISE OF SERIES B PRE-FUNDED WARRANTS AND EXERCISE OF SERIES A WARRANTS, INCLUDING SHARES OF OUR COMMON STOCK ISSUABLE DUE TO CERTAIN ADJUSTMENTS TO THE CONVERSION PRICE OF THE PREFERRED STOCK, SERIES B PRE-FUNDED WARRANTS AND SERIES A WARRANTS

(Notice Item 4)

The Proposal

Our Board is seeking the approval of our stockholders under applicable Nasdaq rules of authorization of the issuance of 20% or more of our common stock outstanding upon conversion of the Series A Preferred Stock, exercise of Series B Pre-Funded Warrants and exercise of Series A Warrants, including shares of our common stock issuable due to certain adjustments to the conversion price of the Series A Preferred Stock and the exercise price of the Series B Pre-Funded Warrants and the Series A Warrants our offering of Series A Preferred Stock, Series B Pre-Funded Warrants and Series A Warrants.

General

As previously announced, on February 4, 2015, we entered into a Securities Purchase Agreement (the “Purchase Agreement” and together with certain related agreements, the “Transaction Documents”) with certain institutional investors providing for the issuance and sale (the “Transaction”) of 572,205 shares (the “Shares”) of our common stock, par value $0.005 per share at an offering price of $3.00 per share (the “Share Offering”) and Pre-Funded Warrants to purchase an aggregate of 594,688 shares of our common stock (the “Pre-Funded Warrants,”) (the “Pre-Funded Warrants Offering”). In a concurrent private placement (the “Private Placement Transaction” and, together with the Share Offering and the Pre-Funded Warrants Offering, the “Offerings”), we sold to the purchasers of our Shares and Pre-Funded Warrants shares of our Series A Convertible Preferred Stock (the “Preferred Stock”) convertible into 239,135 shares of our common stock. In addition, we issued Series A Warrants to purchase one share of our common stock for each share of common stock purchased or prefunded in this offering and each share of Series A Convertible Preferred Stock purchased in the concurrent private placement. The Series A Warrants cover, in the aggregate, 1,406,028 shares of common stock. The net proceeds from the Transaction are being used for working capital and general corporate purposes, including research and development, clinical trials and general and administrative expenses.

On February 5, 2015, we filed a Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock with the Secretary of State of the State of Delaware. The number of shares of Preferred Stock designated is 718 and each share of Preferred Stock has a stated value equal to $1,000. On February 6, 2015, we filed a Certificate of Amendment to the Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock with the Secretary of State of the State of Delaware. Under the terms of the securities, until stockholder approval has been obtained, the Company cannot issue any common stock and the investors in the Offerings cannot exercise the Pre-Funded Warrants into common stock, nor convert the Preferred Stock into common stock. On February 6, 2015, the Company and investors amended the terms of the Securities to also preclude the Series A Warrants from being exercised until stockholder approval has been obtained.

The Transaction is further described in our periodic filings with the Securities and Exchange Commission, including the Current Report on Form 8-K filed February 9, 2015. We refer you to those filings, and the documents filed therewith, and incorporate them by reference into this proxy statement. See “Incorporation of Certain Information by Reference” below.

Pursuant to Nasdaq Marketplace Rule 5635(d) (the “Nasdaq 20% Rule”), we are required to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the shares of our common stock outstanding before the issuance if such issuance is for less than the greater of book or market value of the stock.

In order to comply with the Nasdaq 20% Rule in connection with the Transaction, the number of shares of common stock issued in the Transaction was limited to not more than 19.99% of our total shares of common stock outstanding immediately prior to consummation of the Transaction. The Preferred Stock, Pre-Funded Warrants and Series A Warrants have certain provisions that provide for adjustment of the conversion price for specified events, including stock splits, reclassifications and exchanges, issuance of stock dividends, mergers and certain sales of assets and dilutive issuances of common stock or other securities convertible into or exercisable for common stock at prices that are or are deemed to be below the conversion price at the time of such issuance. Because the conversion of the Preferred Stock or exercise of the Pre-Funded Series B Warrants or Series A Warrants would result in the issuance of securities equal to 20% or more of the Company’s common stock for less than the greater of book or market value of our common stock, the Transaction Documents include provisions that prevent the holders of Preferred Stock, Pre-Funded Warrants or Series A Warrants from converting or exercising their securities, as applicable, into shares of common stock until stockholder approval is obtained. Until such approval, we will be restricted from issuing any equity securities or granting any option to purchase our equity securities and be required to continue complying with negative covenants on the Preferred Stock that limit our ability to incur debt, incur liens, amend our charter documents, repurchase securities, pay dividends or enter into related party transactions, which could materially adversely impact our operations, and we will have to put a similar proposal to this Proposal 4 up for a stockholder vote at least every 65 days until such stockholder approval is achieved.

Summary of Document Terms Relating to the Transaction

Summary Terms of the Preferred Stock

Capitalized terms not defined in this summary of the terms of the Preferred Stock have the meanings assigned to them in the Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock.

Each share of Preferred Stock has a stated value equal to $1,000.

Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock has no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined therein) senior to, or otherwise pari passu with, the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Liquidation. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any other fees, liquidated damages or dividends then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Conversion Price. The conversion price for the Preferred Stock shall equal $3.00, subject to certain terms as described therein. In addition, until the date that (i) stockholder approval described in this Proposal 4 has been obtained and deemed effective, (ii) the Pre-Funded Warrants are no longer outstanding, and (iii) there is an effective registration statement registering the resale of all of the shares underlying the Preferred Stock, we will be required to continue complying with negative covenants that limit our ability to incur debt, incur liens, amend our charter documents, repurchase securities, pay dividends or enter into related party transactions, which could adversely impact our operations.

Summary Terms of the Pre-Funded Warrants

Exercisability. The Pre-Funded Warrants are exercisable at any time after their original issuance. The Pre-Funded Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice. No fractional shares of common stock will be issued in connection with the exercise of a Pre-Funded Warrant. The number of shares of common stock underlying the Pre-Funded Warrants are subject to adjustment due to stock dividends, splits, as well as subsequent dilutive issuances.

Exercise Limitations. A holder will not have the right to exercise any portion of the Pre-Funded Warrant if the holder (together with its affiliates) would beneficially own in excess of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. However, any holder may increase or decrease such percentage to any other percentage, but in no event above 9.99%, provided that any increase of such percentage will not be effective until 61 days after notice of such increase from the holder to us.

Fundamental Transactions. In the event of a fundamental transaction, as described in the Pre-Funded Warrants and generally including any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding common stock, the holders of the Pre-Funded Warrants will be entitled to receive upon exercise of the Pre-Funded warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Pre-Funded Warrants immediately prior to such fundamental transaction.

Rights as a Stockholder. Except by virtue of such holder’s ownership of shares of our common stock, the holder of a Pre-Funded Warrant does not have the rights or privileges of a holder of our common stock, including any voting rights, until the holder exercises the Pre-Funded Warrant.

Summary Terms of the Series A Warrants

Each Series A Warrant will be exercisable on the six-month anniversary of the date of its issuance (the “Initial Exercise Date”) at an exercise price of $3.64 per share, subject to adjustment, and will remain exercisable for six years from the date it becomes exercisable, but not thereafter. Subject to limited exceptions, a holder of Series A Warrants will not have the right to exercise any portion of its warrants if the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of our common stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase or decrease the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99% and any increase in the Beneficial Ownership Limitation will not be effective until 61 days following notice of such increase from the holder to us.

The exercise price and number of the shares of our common stock issuable upon the exercise of the Series A Warrants issuable upon exercise of the Series A Warrants will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, stock dividend, recapitalization, reorganization or similar transaction, as described in the Series A Warrants.

The Series A Warrants will be exercisable on a “cashless” basis in certain circumstances.

Impact on Stockholders of Approval or Disapproval of this Proposal 4

Not Seeking Approval of Transaction Terms. Proposal 4 is not seeking the approval of our stockholders to authorize our entry into the Transaction Documents. The Transaction has already occurred and the Transaction Documents are binding obligations on us. The failure of our stockholders to approve Proposal 4 will not negate the existing terms of the documents relating to the Transaction. The Preferred Stock, the Pre-Funded Warrants and the Series A Warrants will continue to be an authorized class of our capital stock and the terms of such shares and warrants will remain outstanding obligations of ours in favor of the holders. The failure of our stockholders to approve Proposal 4 will only mean that we cannot issue all shares of common stock upon the conversion the Preferred Stock, the Pre-Funded Warrants and the Series A Warrants, and thus we will owe the dividend, redemption and other obligations on such securities. Additionally, we will continue to be restricted from issuing any equity securities or granting any option to purchase our equity securities and be required to continue complying with negative covenants that limit our ability to incur debt, incur liens, amend our charter documents, repurchase securities, pay dividends or enter into related party transactions, which could materially adversely impact our operations. Finally, we will have to put a similar proposal to this Proposal 4 up for a stockholder vote every 65 days until such stockholder approval is achieved, so long as the Pre-Funded Warrants and Series A Warrants remain outstanding.

Reasons for the Proposal

We are seeking stockholder approval for the following reasons:

•	Unless we obtain stockholder approval, the holders of Preferred Stock, Series B Pre-Funded Warrants and Series A Warrants cannot convert all their securities into shares of common stock, and we will owe the dividend, redemption and other obligations on such securities;

•	Unless we obtain stockholder approval, we will continue to be restricted from issuing any equity securities or granting any option to purchase our equity securities, which could materially adversely affect our operations;

•	Unless we obtain stockholder approval, we will be required to continue complying with negative covenants that limit our ability to incur debt, incur liens, amend our charter documents, repurchase securities, pay dividends or enter into related party transactions, which could materially adversely affect our operations; and

•	If this Proposal 4 is not approved by the stockholders, we will have to put a similar proposal up for a stockholder vote every 65 days until such stockholder approval is achieved, so long as the Pre-Funded Warrants and Series A Warrants remain outstanding. Calling additional stockholder meetings to vote on a similar proposal will be expensive and a distraction for our management team.

Vote Required for Approval

The foregoing resolution will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of such resolution. In accordance with the NASDAQ listing standards, the Shares issued in the Transaction will not be counted toward the vote total of this resolution and will not be included in the number of shares outstanding for purposes of determining if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of such resolution. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE OF 20% OR MORE OF OUR COMMON STOCK OUTSTANDING UPON CONVERSION OF PREFERRED STOCK, EXERCISE OF SERIES B PRE-FUNDED WARRANTS AND EXERCISE OF SERIES A WARRANTS, INCLUDING SHARES OF OUR COMMON STOCK ISSUABLE DUE TO CERTAIN ADJUSTMENTS TO THE CONVERSION PRICE OF THE PREFERRED STOCK, SERIES B PRE-FUNDED WARRANTS AND SERIES A WARRANTS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL OF THIRD AMENDMENT TO EQUITY PLAN

(Notice Item 5)

On February 23, 2015, the Board of Directors unanimously adopted the Third Amendment to the Equity Plan, a copy of which is attached as Appendix A hereto. The purpose of the Third Amendment is to increase the maximum number of shares of common stock authorized to be issued under the Equity Plan to a total of 650,000 shares and to revise the maximum number of shares that may be covered by a grant under the Equity Plan to any one participant in any calendar year to 100,000 shares. As of February 20, 2015, there were 94,288 shares reserved and available for issuance pursuant to grants of future awards under the Equity Plan, there were 258,557 shares reserved for issuance pursuant to previously granted and outstanding unexercised options, and 147,155 shares had previously been issued pursuant to the exercise of options and in settlement of other awards previously granted under the Equity Plan. Upon stockholder approval of the Third Amendment, the number of shares of common stock authorized to be issued under the Equity Plan will increase by 150,000 shares and the maximum number of shares that may be covered by a grant to any participant in any calendar year will be increased to 100,000 shares. Except as described above, all other terms of the Equity Plan shall remain the same. Copies of the First and Second Amendments to the Equity Plan are attached as Appendix B hereto, and a copy of the Equity Plan is attached as Appendix C hereto.

On February 17, 2015, the Compensation Committee, as administrator of the Equity Plan adopted resolutions to (1) reduce the number of shares authorized to be issued under the Equity Plan from 10,000,000 to 500,000; and (2) reduce the number of shares that may be covered by a grant under the Equity Plan to any one Participant in any calendar year from 400,000 to 20,000, both in accordance with the 20-to-1 reverse stock split effected by the Company on January 28, 2015. Due to these reductions, the Company believes that it no longer has adequate shares available for grant within the Equity Plan or can make adequate size grants to its employees, consultants or directors, to implement its current business plans and to ensure the Company’s ability to continue to provide employees, consultants and directors with an equity stake in the Company.

We are requesting in this Proposal 5 that the stockholders approve the Third Amendment. The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Third Amendment. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The essential features of the Equity Plan are outlined below. This summary, however, does not purport to be a complete description of the Equity Plan. The Third Amendment to the Equity Plan has been filed with the SEC as Appendix A to this proxy statement, the First and Second Amendments to the Equity Plan have been filed with the SEC as Appendix B hereto, and the Equity Plan has been filed with the SEC as Appendix C hereto and each may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the Third Amendment and the Equity Plan, as amended. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to: Corporate Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, NY 14203.

If this Proposal 5 is approved by our stockholders, the Third Amendment will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 5, the Third Amendment will not become effective.

The Company’s philosophy on compensation is to provide employees, consultants and directors with equity participation linked to long-term stock price performance, while at the same time remaining sensitive to the potential impact on our other stockholders. We believe that offering broad-based equity compensation helps to attract and retain employees, motivates participants to achieve long-term Company goals, and further aligns participants’ interests with those of the Company’s other stockholders. Employees with a stake in the future success of our business are motivated to achieve long-term growth and thus maximize stockholder value. The purpose of this proposal is to provide sufficient reserves of shares, based on our current business plans, to ensure the Company’s ability to continue to provide employees, consultants and directors with an equity stake in the Company.

The Board of Directors recommends approval of the Third Amendment to permit the issuance of the increased number of shares of common stock. The Board of Directors believes that this proposed increase is in the best interests of the Company and the stockholders. In the event that this proposal is not approved by our stockholders, and as a consequence we are unable to continue to grant equity awards at competitive levels, the Board of Directors believes that it will negatively affect our ability to meet our need for highly qualified personnel and our ability to manage future growth. In addition, stockholder approval of the Third Amendment is necessary in order for us to be able to grant performance-based awards that qualify for the exception to the deductibility limit set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The description below of the material terms of the Equity Plan is just a summary. This summary is subject to the specific provisions in the full text of the Equity Plan, as amended by the Third Amendment, attached as Appendix A hereto.

MATERIAL FEATURES OF THE EQUITY PLAN

The purpose of the Equity Plan is to enable the Company to grant equity or cash awards to eligible officers, employees, directors and consultants at levels we believe will motivate superior performance, help us attract and retain outstanding personnel, motivate participants to achieve long-term Company goals, and further align participants’ interests with those of the Company’s other stockholders. Below is a summary of the key elements of the Equity Plan.

Administration

The Equity Plan will be administered by the Compensation Committee, or another committee, appointed by the Board (generally referred to as the “Compensation Committee” in this proposal) consisting of three or more members of the Board all of whom are intended to be “non-employee directors” as defined by Section 16 of the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code.

Stock Subject to the Equity Plan

As described above, if this proposal is approved by the stockholders, an additional 150,000 shares of common stock would be available for delivery pursuant to equity awards granted under the Equity Plan. The shares of common stock that may be delivered under the Equity Plan consist of authorized and unissued shares. If any person exercises a stock option under the Equity Plan by paying the exercise price with shares of common stock, which such person already owns, only the number of shares in excess of the shares so paid by such person will count against the total number of shares that may be delivered under the Equity Plan. As of February 20, 2015, the closing sale price for our common stock was $3.70 per share.

Eligibility

All of our approximately 32 employees, 8 non-employee directors and 18 consultants are eligible to receive grants of awards under the Equity Plan. The Compensation Committee determines, in its discretion, which individuals will receive grants of awards.

Types of Awards

The Equity Plan allows us to grant the following types of awards:

• incentive stock options;	• restricted stock;
• nonqualified stock options;	• performance awards; and
• stock appreciation rights or “SARs”;	• substitute awards.
• stock awards;

Stock Options. A stock option is the right to purchase a specified number of shares of our common stock in the future at a specified exercise price and subject to other terms and conditions specified in the option agreement and the Equity Plan. Stock options granted under the Equity Plan will be either “incentive stock options,” which are intended to receive special tax treatment under the Code, or options other than incentive stock options (referred to as “non-qualified options”), as determined by the Compensation Committee and stated in the applicable option agreement. The number of shares covered by each option will be determined by the Compensation Committee, which will be set forth in the award agreement. The per-share exercise price of a stock option must not be less than the fair market value of the Company’s common stock on the date of grant of the option. Each option may be subject to limitations or conditions on its exercise as the Compensation Committee may determine. Unless otherwise provided in the option agreement, each option may be exercised in cash or by “cashless exercise.” Each option granted under the Equity Plan will generally expire on or before ten years following the date such option was granted (five years for incentive stock options granted to stockholders who own greater than 10% of our voting stock). No incentive stock option may be granted to an optionee, which, when combined with all other incentive stock options becoming exercisable in any calendar year that are held by that optionee, would have an aggregate fair market value in excess of $100,000. In the event an optionee is awarded $100,000 in incentive stock options in any calendar year, any incentive stock options in excess of $100,000 granted during the same year will be treated as non-qualified stock options. Non-qualified stock options are generally transferable to family members by gift or by will or the laws of descent and distribution. The Equity Plan prohibits the repricing of stock options. For this purpose, “repricing” means (1) lowering of the exercise price of a stock option after it is granted, (2) cancelling a stock option and re-granting a stock option with a lower exercise price than the original exercise price of the cancelled stock option, and (3) any other action, whether by amendment, cancellation or the making of a replacement grant, that has the effect of repricing a stock option.

Stock Appreciation Rights or SARs. All SARs must be granted on a stand-alone basis (i.e., not in conjunction with stock options granted under the Equity Plan). SARs are subject to the terms and conditions set by the Compensation Committee. An SAR granted under the Equity Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a share of the common stock over a specified price, known as the strike price, fixed by the Compensation Committee, which will be the fair market value of the common stock on the grant date of the SAR. Payment may be made in cash, shares of the common stock, or in any combination of the two, as determined by the Compensation Committee.

Restricted Stock. Restricted stock is common stock that is forfeitable until the restrictions lapse. The Compensation Committee will determine the restrictions for each award and the purchase price in the case of restricted stock, if any. Restrictions on the restricted stock may include time-based restrictions or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the participant will forfeit his or her restricted stock.

Performance Awards. The Equity Plan includes performance awards. The Compensation Committee will determine the amounts and terms of all performance awards, including any applicable performance goals. In the case of performance awards intended to satisfy Section 162(m) of the Code, the Compensation Committee will designate individuals eligible for performance awards within the first 90 days of the year for which the annual incentive award will apply, with certain exceptions, and will certify in writing the attainment of performance goals following the end of the applicable performance period. In addition, the Compensation Committee may establish threshold, target and maximum performance award opportunities for each participant. Annual incentive awards may be paid in cash, shares of common stock, restricted stock, options, any other award under the Equity Plan or other property.

Substitute Awards. Substitute awards are awards that may be granted in replacement of stock or stock-based awards from another business held by current and former employees or non-employee directors of, or consultants to, such business that is, or whose stock is, acquired by us, in order to preserve the economic value of all or a portion of a substituted award on such terms and conditions (including price) as the Compensation Committee determines.

Vesting

Unless otherwise provided in a particular award agreement, stock options, stock appreciation rights and restricted stock will vest over four years in annual increments of 25% of the total award amount.

Performance-Based Compensation

The Compensation Committee may grant stock-based or cash-based awards that are subject to the attainment of certain performance goals, which are described as performance awards above. The objective performance criteria for such awards (other than stock options and SARs) granted under the Equity Plan are designed to qualify for the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code and are to be based on one or more of the following:

•	Earnings before interest, tax, depreciation or amortization (“EBITDA”) (actual and adjusted and either in the aggregate or on a per-share basis);

•	Earnings (either in the aggregate or on a per-share basis);

•	Net income or loss (either in the aggregate or on a per-share basis);

•	Operating profit;

•	Growth or rate of growth in cash flow;

•	Cash flow provided by operations (either in the aggregate or on a per-share basis);

•	Free cash flow (either in the aggregate on a per-share basis);

•	Costs;

•	Gross revenues;

•	Reductions in expense levels;

•	Operating and maintenance cost management and employee productivity;

•	Stockholder returns (including return on assets, investments, equity, or gross sales);

•	Return measures (including return on assets, equity, or sales);

•	Growth or rate of growth in return measures;
•	Share price (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time);

•	Net economic value;

•	Economic value added;

•	Aggregate product unit and pricing targets;

•	Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

•	Achievement of business or operational goals such as market share and/or business development;

•	Achievement of diversity objectives;

•	Results of customer satisfaction surveys;

•	Debt ratings, debt leverage and debt service

•	Safety performance;

•	Business unit and site accomplishments;

•	Achievement of scientific milestones;

•	Corporate governance objectives; and

•	Adherence to budget levels.

As described above, if this proposal is approved by the stockholders, in any calendar year, no participant will be able to be granted awards for options, SARs, stock awards and performance awards payable in stock that exceed, in the aggregate, 100,000 underlying shares of common stock. No participant may be granted a performance award payable in cash for any calendar year, the maximum payout for which exceeds $1,000,000. No participant may be granted a performance award payable in cash for a performance period of more than one year, the maximum payout for which exceeds $2,500,000. These limits are higher than we expect to be needed for awards under the Equity Plan, and are included in the Equity Plan to comply with the requirements for deductibility of awards subject to Section 162(m) of the Code.

Effect of Certain Events on Awards

In the event of any change in the outstanding shares of common stock by reason of any stock dividend or split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, the Compensation Committee shall make such substitution or adjustment as may be deemed equitable as to (a) the number and kind of securities to be delivered under the Equity Plan, (b) the maximum number or amount of awards that may be granted in a fiscal year, (c) the number and kind of securities subject to outstanding awards, (d) the exercise price of any outstanding stock options or stock appreciation rights or (e) any other characteristics or terms of the awards as it may determine.

In the event of a change in control of the Company, outstanding stock options and stock appreciation rights shall be deemed to fully vest and become fully exercisable and any restrictions on outstanding restricted stock awards shall lapse. In addition, any repurchase rights of the Company as to outstanding awards may be terminated by the Compensation Committee upon a change in control.

For purposes of the Equity Plan, a “change in control” generally occurs when (1) any corporation, person or group obtains common stock that represents 50% or more of the Company’s voting power; (2) the majority of our Board of Directors changes, subject to certain exceptions, over a two-year period; (3) a corporate transaction or sale of all or substantially all of our assets, after which the Company no longer possesses a voting majority; or (4) the approval by the Company’s stockholders of a liquidation or dissolution of the Company.

Termination of Employment

With respect to stock options and SARs granted pursuant to an award agreement, unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service due to his or her death or disability, such participant’s stock options or SARs will vest and remain exercisable until one year after such termination (but not beyond the original term of the option), and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment or service by the participant’s without cause, such participant’s vested stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 90 days after such termination (but not beyond the original term of the option) and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s termination of employment due to retirement, such participant’s stock options or SARs will continue to vest over the three (3) year period following such termination, and, to the extent vested, will remain exercisable during the three (3) year period following such termination (but not beyond the original term of the option), and thereafter will be cancelled and forfeited to us. Unless the applicable award agreement provides otherwise, in the event of a participant’s voluntary termination of employment or service (and not due to such participant’s death, disability or retirement), such participant’s stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable until 30 days after such termination (but not beyond the original term of the option) and thereafter will be cancelled and forfeited to us. In the event of a participant’s termination of employment or service for cause, such participant’s outstanding stock options or SARs will immediately be cancelled and forfeited to us.

The vesting and/or forfeiture of any other type of award in connection with a termination of employment or service will be as provided for in the applicable award agreement.

Amendment and Termination

Our Board of Directors may amend, alter, suspend or terminate the Equity Plan provided that no such amendment or termination of the Equity Plan or amendment of outstanding awards may materially impair the previously accrued rights of any recipient of an option under the Equity Plan without his or her written consent. However, the Board of Directors will be required to obtain approval of the stockholders of any amendment of the Equity Plan that:

•	is required approval by law, rule or regulation; or

•	relates to any award intended to qualify for an exemption under Section 162(m) of the Code if such approval is required under Section 162(m) of the Code.

The Equity Plan will terminate on April 29, 2018, unless the Equity Plan is terminated earlier by our Board of Directors or due to delivery of all shares of common stock available under the Equity Plan; however, any options outstanding when the Equity Plan terminates will remain outstanding until such options terminate or expire.

Material U.S. Federal Income Tax Consequences of Equity Awards to U.S. Individuals

The following is a brief discussion of the material U.S. federal income tax consequences to the Company and U.S. individual participants of granting and paying awards under the Equity Plan. This discussion is based on the Equity Plan as described in this proxy statement, applying the U.S. federal income tax laws as currently in effect as contained in the Code, Treasury Regulations promulgated thereunder, and relevant judicial decisions and administrative guidance. The federal tax laws are subject to change, possibly with retroactive effect, and any such change may materially affect the tax consequences of an award under the Equity Plan. Neither the Company nor its counsel has any continuing duty to advise of any changes in the tax law that may affect any party or cause any part of this discussion to become inaccurate. No rulings or opinions of counsel have been, or will be, requested with respect to any tax-related matter discussed herein. There can be no assurance that the positions the Company takes on its tax returns will be accepted by the Internal Revenue Service (the “IRS”). This discussion relates only to U.S. federal income taxes and not to any local, state or foreign taxes or U.S. federal taxes other than income taxes.

Because this discussion is a general summary, it does not address all aspects of U.S. federal income taxation that may be relevant to an award under the Equity Plan. It only addresses awards under the Equity Plan to individuals who are U.S. persons, i.e., U.S. citizens or permanent residents, as defined for U.S. federal tax purposes. Furthermore, it does not address certain persons subject to special treatment under the tax laws, such as dealers in securities or currencies, traders who elect to use the mark-to-market method of accounting for their securities, persons who hold their equity awards through partnerships or other pass-through entities for federal income tax purposes, expatriates and certain former long-term permanent residents, persons liable for alternative minimum tax, persons whose “functional currency” is not the U.S. dollar, and persons holding their award under the Equity Plan as part of a hedging, constructive sale or conversion, straddle, or other risk-reducing transaction. This discussion addresses only the consequences of the award under the Equity Plan, including the acquisition of Company stock if applicable; it does not address the consequences of holding or disposing of any Company stock acquired under the Equity Plan.

This summary assumes that all awards will be exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. If an award fails to comply with Section 409A of the Code, the award may be subject to immediate taxation, interest and tax penalties in the year the award vests or is granted.

Options. The grant of stock options under the Equity Plan will not result in taxable income to the grantee of the option or an income tax deduction for us. However, the transfer of common stock to an option holder upon exercise of his or her options may or may not give rise to taxable income to the option holder and tax deductions for us, depending upon whether the options are “incentive stock options” or “non-qualified options.”

Upon the exercise of a non-qualified option by an option holder, such holder will recognize taxable compensation income (which is subject to tax at ordinary rates), and we will recognize a corresponding deduction for compensation paid, equal to the difference, if any, between the fair market value of the shares of common stock acquired by exercising the option, minus the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares, long-term if the holder holds those shares for more than a year after the date of exercising the option.

In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for us if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to disability). If the holder has not been so employed during that time, the holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize any gain or loss upon disposition of those shares as capital gain or loss. However, if the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the incentive stock option was exercised, over the exercise price paid for those shares. The Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder. Such capital gain or loss would be long-term if the holder holds those shares for more than a year after the date of exercising the option.

Stock Appreciation Rights. The granting of SARs does not result in taxable income to the recipient of a SAR or a tax deduction for us. Upon exercise of an SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any common stock received are taxable to the participant as ordinary income and such amount will be deductible by the Company.

Restricted Stock. Unless an election is made by the recipient under Section 83(b) of the Code, a participant will not recognize any taxable income upon the award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to that stock will be taxable as compensation income to the participant. Generally the participant will recognize taxable ordinary income at the first time those shares become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the award of restricted stock. The recipient’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient’s holding period will commence on the date on which the restrictions lapse.

As indicated above, a participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the award date of restricted stock (rather than being taxed as described above) based on the fair market value of the shares of common stock subject to the award on the date of the award. If a participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the taxable year in which that participant recognizes that ordinary income.

Other Awards. The granting of a performance award (whether payable in shares or cash) or a stock-based award generally should not result in the recognition of taxable income by the recipient or a tax deduction by us. The payment or settlement of these awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by the Company. If the shares covered by the award are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock awards described above. If the award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and the Company will be entitled to a corresponding tax deduction.

Section 162(m) of the Code. Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our Chief Executive Officer or any one of our other three highest paid executive officers (other than the Chief Financial Officer) who are employed by the Company on the last day of our taxable year. However, certain “performance-based compensation,” the material terms of which are disclosed to and approved by our stockholders, is not subject to this deduction limitation.

Section 280G of the Code. Under certain circumstances, accelerated vesting, exercise or payment of awards under the Equity Plan in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the amount of the excess parachute payment. However, the Equity Plan provides for an automatic reduction of a participant’s awards under the Equity Plan to the extent that an award would result in any excess parachute payment that would trigger such an excise tax, unless the participant is party to a written agreement with the Company that provides for other treatment with respect to such excess parachute payments.

New Plan Benefits

Awards under the Equity Plan are discretionary. Accordingly, we cannot currently determine the total amount of benefits or number of shares subject to equity awards that may be granted in the future to executive officers, directors and employees under the Equity Plan. As of February 20, 2015, no options or other stock awards have been granted on the basis of the 150,000 share reserve increase that is part of this proposal.

Option Transactions

The table below sets forth information about option awards previously granted under the Equity Plan to the individuals and groups listed below, even if not currently outstanding, since the Equity Plan was first adopted through February 20, 2015.

Name	Number of Securities Underlying Option Awards Granted	Number of Securities Underlying Stock Awards Granted	Total
Executive Group (3 persons)
Dr. Yakov Kogan, Chief Executive Officer	42,012	1,375	43,387
Dr. Andrei Gudkov, Chief Scientific Officer	35,985	639	36,624
Mr. C. Neil Lyons, Chief Financial Officer	18,545	1,014	19,559
Non-Executive Director Group (5 persons)
Director Nominee—James J. Antal	14,750	784	15,534
Director Nominee— Elena Kasimova, Ph.D.	750	0	750
Director Nominee— Richard S. McGowan, J.D.	2,500	0	2,500
Director Nominee— Anthony J. Principi, J.D.	4,250	2,623	6,873
Director Nominee— Randy S. Saluck, J.D., MBA	4,250	140	4,390
Non-Executive Officer Employee and Consultant Group (166 persons)	135,515	92,140	227,655

Approval of Third Amendment

The Board of Directors has recommended adopting the Third Amendment to our Equity Plan. The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Third Amendment to the Equity Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE EQUITY PLAN TO INCREASE BY 150,000 SHARES THE AGGREGATE NUMBER OF SHARES WHICH MAY BE GRANTED UNDER THE EQUITY PLAN AND TO INCREASE THE MAXIMUM NUMBER OF SHARES THAT MANY BE COVERED BY A GRANT UNDER THE EQUITY PLAN TO ANY ONE PARTICIPANT IN ANY CALENDAR YEAR TO 100,000 SHARES.

APPROVAL OF FIRST AMENDMENT TO ESPP

(Notice Item 6)

On February 23, 2015, the Board of Directors unanimously adopted the First Amendment to the ESPP, a copy of which is attached as Appendix D hereto. The purpose of the First Amendment is to increase the number of shares of common stock authorized to be issued under the ESPP by 100,000 shares and to increase the number of shares added to the plan annually to 100,000 shares commencing January 1, 2016. As of the record date, there were 125,000 shares reserved and available for issuance under the ESPP. Upon stockholder approval of the First Amendment, the number of shares of common stock authorized to be issued under the ESPP will immediately increase by 100,000 shares and will increase annually thereafter each January 1 commencing on January 1, 2016 by an additional 100,000 shares. Except as described above, all other terms of the ESPP shall remain the same. A copy of the ESPP is attached as Appendix E hereto.

On February 17, 2015, the Board of Directors, as administrator of the ESPP, adopted resolutions to (1) reduce the number of shares authorized to be issued under the ESPP from 2,500,000 to 125,000; and (2) reduce the number of shares that are added to the ESPP on January 1 of each year from 200,000 to 10,000, both in accordance with the 20-to-1 reverse stock split effected by the Company on January 28, 2015. Due to these reductions, the Company believes that it no longer has adequate shares available for grant under the ESPP to implement its current business plans and to facilitate the ability of the Company’s employees to build an equity stake in the Company.

We are requesting in this Proposal 5 that the stockholders approve the First Amendment. The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the First Amendment. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The essential features of the ESPP are outlined below. This summary, however, does not purport to be a complete description of the ESPP. The First Amendment to the ESPP has been filed with the SEC as Appendix D to this proxy statement and the ESPP has been filed with the SEC as Appendix E hereto and both may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the First Amendment and the ESPP. Any stockholder that wishes to obtain a copy of the actual plan document may do so by written request to: Corporate Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, NY 14203.

If this Proposal 5 is approved by our stockholders, the First Amendment will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 5, the First Amendment will not become effective.

Purpose

The purpose of the ESPP is to provide a means by which our company employees (and any parent or subsidiary of our company designated by the Board to participate in the ESPP) may be given an opportunity to purchase common stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of our company and our affiliates. Approximately 58% of our employees are eligible to participate in the ESPP.

The rights to purchase common stock granted under the ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended, or the Code.

Administration

The Board administers the ESPP and has the final power to construe and interpret both the ESPP and the rights granted under it. The Board has the power, subject to the provisions of the ESPP, to determine when and how rights to purchase common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of our company will be eligible to participate in the ESPP.

The Board has the power to delegate administration of the ESPP to a committee comprised of one or more members of the Board. The Board has delegated administration of the ESPP to the Compensation Committee of the Board. As used herein with respect to the ESPP, the “Board” refers to any committee the Board appoints, the Compensation Committee and to the Board.

Stock Subject to ESPP

Subject to approval of this proposal, an aggregate of 225,000 shares of common stock will be reserved for issuance under the ESPP. If rights granted under the ESPP expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the ESPP. Additionally, the number of shares of our common stock reserved for issuance under the ESPP will automatically increase on January 1 of each year, beginning on January 1, 2016 and including January 1, 2023, by the lesser of (i) 10% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, (ii) subject to approval of this proposal, 100,000 shares of common stock, or (iii) such lesser number of shares of common stock as determined by the Board. Shares subject to purchase rights granted under the ESPP that terminate without having been exercised in full will not reduce the number of shares available for issuance under the ESPP. The shares of common stock purchasable under the ESPP will be shares of authorized but unissued or reacquired common stock, including shares repurchased by us on the open market.

Offerings

The ESPP is implemented by offerings of rights to all eligible employees from time to time. The maximum length for an offering under the ESPP is twenty-seven (27) months. The provisions of separate offerings need not be identical. When an eligible employee elects to join an offering period, he or she is granted a purchase right to acquire shares of common stock on each purchase date within the offering period. On the purchase date, all payroll deductions collected from the participant are automatically applied to the purchase of common stock, subject to certain limitations (which are described further below under “Eligibility”). As of the date of this proxy statement the Board has not approved any offerings to be implemented under the ESPP; however, the board intends to begin offerings under the ESPP in the second half of 2015.

Eligibility

The Board has the power to exclude certain part-time employees and certain highly compensated employees under applicable tax laws. No employee is eligible to participate in the ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock or of any parent or subsidiary of our company. In addition, no employee may purchase more than $25,000 worth of common stock (determined based on the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of our Company and our subsidiary companies in any calendar year; provided that any unused limit in one year may be carried over to the extent permitted by applicable tax laws.

Participation in the ESPP

Eligible employees enroll in the ESPP by delivering to us, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions. Currently, such payroll deductions are limited to up to 15% of an employee’s earnings during the offering.

Purchase Price

The purchase price per share at which shares of common stock are sold in an offering under the ESPP may not be less than the lower of (i) 85% of the fair market value of a share of common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of common stock on the purchase date (i.e., the last day of the applicable purchase period).

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the offering. To the extent permitted in the offering document, a participant may increase, reduce or terminate his or her payroll deductions. All payroll deductions made on behalf of a participant are credited to his or her account under the ESPP and deposited with our general funds. To the extent permitted in the offering document, a participant may make additional payments into such account.

Purchase of Stock

In connection with offerings made under the ESPP, the Board may specify a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the number of shares of common stock remaining available under the ESPP, or the maximum number of shares that may be purchased on a single purchase date across all offerings, the Board would make a pro rata allocation (based on each participant’s accumulated payroll deductions) of available shares. Unless the employee’s participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See “Withdrawal” below.

Withdrawal

While each participant in the ESPP is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to us a notice of withdrawal from the ESPP. Such withdrawal may be elected at any time prior to the end of the applicable offering, except as otherwise provided in the offering.

Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee’s behalf during such offering, and such employee’s rights in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee’s withdrawal from an offering will not prevent such employee from participating in subsequent offerings under the ESPP.

Reset Feature

The Board has the authority to provide that if the fair market value of a share of our common stock on the first day of any purchase period within a particular offering period is less than or equal to the fair market value on the start date of that offering period, then the participants in that offering period will automatically be transferred and enrolled in a new offering period which will begin on the first day of that purchase period and the participants’ purchase rights in the original offering period will terminate.

Termination of Employment

Unless otherwise specified by the Board, a participant’s rights under any offering under the ESPP terminate immediately upon cessation of the participant’s employment for any reason (subject to any post-employment participation period required by law), and we will distribute to such participant all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

Rights granted under the ESPP are not transferable except by will, the laws of descent and distribution, or by a beneficiary designation. During the lifetime of the participant, such rights may only be exercised by the participant.

Adjustment Provisions

Upon certain transactions by our Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction, the ESPP share reserve, the automatic increase to the ESPP share reserve, the outstanding purchase rights thereunder, and any purchase limits will be appropriately adjusted as to the class and maximum number of shares subject thereto.

Effect of Certain Corporate Transactions

In the event of:

•	a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of our Company and its subsidiaries;

•	a sale or other disposition of at least 90% of the outstanding securities of our company; or

•	certain specified types of merger, consolidation or similar transactions (collectively, “corporate transaction”),

any surviving or acquiring corporation may assume or continue outstanding purchase rights under the ESPP or may substitute similar rights. If any surviving or acquiring corporation does not assume or continue such rights or substitute similar rights, then the participants’ accumulated payroll deductions will be used to purchase shares of common stock prior to the corporate transaction under the ongoing offering and the participants’ rights under the ongoing offering will terminate immediately after such purchase.

Duration, Amendment and Termination

The Board may amend, suspend or terminate the ESPP at any time. However, except in regard to capitalization adjustments, any amendment to the ESPP must be approved by the stockholders if the amendment would:

•	materially increase the number of shares of common stock available for issuance under the ESPP;

•	materially expand the class of individuals eligible to participate under the ESPP;

•	materially increase the benefits accruing to participants under the ESPP or materially reduce the price at which shares of common stock may be purchased under the ESPP;

•	materially extend the term of the ESPP; or

•	expand the types of awards available for issuance under the ESPP;

but in each case, only to the extent stockholder approval is required by applicable law or listing requirements.

The Board may amend outstanding purchase rights without a participant’s consent if such amendment is necessary to ensure that the purchase right and/or the ESPP complies with the requirements of Section 423 of the Internal Revenue Code of 1986.

Rights granted before amendment or termination of the ESPP will not be impaired by any amendment or termination of the ESPP without consent of the employee to whom such rights were granted, except with the consent of the participant, as necessary to comply with applicable laws, or as necessary to obtain or maintain favorable tax, listing or regulatory treatment.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an option or the disposition of common stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Rights granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right, until disposition of the acquired shares. The taxation upon disposition will depend upon the holding period of the acquired shares.

If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of:

(1)	the excess of the fair market value of the stock at the time of such disposition over the purchase price, or

(2)	the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income.

Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to us by reason of the grant or exercise of rights under the ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the ESPP.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Amendment of the ESPP. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE ESPP TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED UNDER THE ESPP BY 100,000 SHARES AND TO INCREASE THE NUMBER OF SHARES ADDED TO THE PLAN ANNUALLY TO 100,000 COMMENCING JANUARY 1, 2016.

OTHER MATTERS

The Board knows of no other business other than those matters referred to in this proxy statement that will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in the proxy statement relating to our 2016 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than 120 days prior to March 9, 2016. In accordance with our Second Amended and Restated By-Laws, to be considered for presentation at the 2016 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than 120 days prior to, and no later than 90 days prior to, April 14, 2016. Proposals that are not received in a timely manner will not be voted on at the 2016 Annual Meeting. Proposals that are not received in a timely manner will not be voted on at the 2016 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Any such notice must include information specified in our Second Amended and Restated By-Laws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of our stock. All stockholder proposals should be marked for the attention of the Office of the Secretary, Cleveland BioLabs, Inc., 73 High Street, Buffalo, New York 14203.

APPENDIX A

THIRD AMENDMENT TO

CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN

(as amended and restated effective April 29, 2008)

1.	Section 1 (Establishment and Purpose) of the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) is hereby deleted in its entirety and replaced with the following:

“The Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) was originally established under the name Cleveland BioLabs, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) by Cleveland BioLabs, Inc., a Delaware corporation (the “Company”). The Plan was amended, restated and renamed upon its approval by the Company’s stockholders effective April 29, 2008, and amended by the First Amendment to the Plan upon its approval by the Company’s stockholders effective June 8, 2010 and by the Second Amendment to the Plan upon its approval by the Company’s stockholders effective June 13, 2012. The Plan is hereby further amended, as set forth herein, effective April 14, 2015, subject to the approval of the Company’s stockholders of that certain Third Amendment (the “Third Amendment”) to the Plan. The purpose of the Plan is to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. No Awards that are settled in Stock shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. The Plan shall terminate on April 29, 2018, or such earlier time as the Board may determine.

Certain capitalized terms used herein are defined as set forth in Section 10.”

2.	The first paragraph of Section 3 (Stock Subject to Plan) of the Plan is hereby deleted in its entirety and replaced with the following:

“Subject to adjustment as provided in this Section 3, the number of shares of Stock reserved for delivery under the Plan shall be the sum of (a) six hundred fifty thousand (650,000) shares, plus (b) any shares required to satisfy Substitute Awards.”

3.	The third paragraph of Section 3 (Stock Subject to Plan) of the Plan is hereby deleted in its entirety and replaced with the following:

“Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights, Stock Awards and Performance Awards payable in Shares, in the aggregate, granted to any one Participant during any calendar year shall be one hundred thousand (100,000) shares. No Participant may be granted a Performance Award payable in cash, the maximum payout for which would exceed one million dollars ($1,000,000) during any calendar year. No Participant may be granted a Performance Award for a Performance Period of more than one (1) Year, the maximum payout for which would exceed two and one-half million dollars ($2,500,000).”

4.	The foregoing amendment was duly adopted and approved in accordance with Section 9(a) of the Plan.

A-1

APPENDIX B

SECOND AMENDMENT TO

CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN

(as amended and restated effective April 29, 2008)

1.	Section 1 (Establishment and Purpose) of the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) is hereby deleted in its entirety and replaced with the following:

The Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) was established under the name Cleveland BioLabs, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) by Cleveland BioLabs, Inc., a Delaware corporation (the “Company”). The Plan was amended, restated and renamed upon its approval by the Company’s stockholders effective April 29, 2008, and amended by the First Amendment to the Plan upon its approval by the Company’s stockholders effective June 8, 2010. The Plan is hereby further amended, as set forth herein, effective June 13, 2012, subject to the approval of the Company’s stockholders of that certain Second Amendment (the “Second Amendment”) to the Plan. The purpose of the Plan is to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. No Awards that are settled in Stock shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. The Plan shall terminate on April 29, 2018, or such earlier time as the Board may determine.

2.	The first paragraph of Section 3 (Stock Subject to Plan) of the Plan is hereby deleted in its entirety and replaced with the following:

Subject to adjustment as provided in this Section 3, the number of shares of Stock reserved for delivery under the Plan shall be the sum of (a) three million (3,000,000) shares, plus (b) the number of remaining shares under the 2006 Plan and the Plan, as amended, (i.e., not subject to outstanding Awards and not delivered out of shares reserved thereunder) as of the date of stockholder approval of that certain Second Amendment to the Plan, as amended, plus (c) the number of shares that become available under the 2006 Plan or the Plan, as amended, after the date of stockholder approval of the Second Amendment pursuant to forfeiture, termination, lapse or satisfaction of an Award in cash or property other than shares, application as payment for an Award, or, except with respect to Restricted Stock, to satisfy withholding, plus (d) any shares required to satisfy Substitute Awards.

3.	The foregoing amendment was duly adopted and approved in accordance with Section 9(a) of the Plan.

B-1

FIRST AMENDMENT TO

CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN

(as amended and restated effective April 29, 2008)

4.	Section 1 (Establishment and Purpose) of the Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) is hereby deleted in its entirety and replaced with the following:

The Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) was established under the name Cleveland BioLabs, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) by Cleveland BioLabs, Inc., a Delaware corporation (the “Company”). The Plan was amended, restated and renamed upon its approval by the Company’s stockholders effective April 29, 2008. The Plan is hereby further amended, as set forth herein, effective June 8, 2010, subject to the approval of the Company’s stockholders of that certain First Amendment (the “First Amendment”) to the Plan. The purpose of the Plan is to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. No Awards that are settled in Stock shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. The Plan shall terminate on April 29, 2018, or such earlier time as the Board may determine.

5.	The first paragraph of Section 3 (Stock Subject to Plan) of the Plan is hereby deleted in its entirety and replaced with the following:

Subject to adjustment as provided in this Section 3, the number of shares of Stock reserved for delivery under the Plan shall be the sum of (a) three million (3,000,000) shares, plus (b) the number of remaining shares under the 2006 Plan and the Plan (i.e., not subject to outstanding Awards and not delivered out of shares reserved thereunder) as of the date of stockholder approval of that certain First Amendment to the Plan, plus (c) the number of shares that become available under the 2006 Plan or the Plan after the date of stockholder approval of the First Amendment pursuant to forfeiture, termination, lapse or satisfaction of an Award in cash or property other than shares, application as payment for an Award, or, except with respect to Restricted Stock, to satisfy withholding, plus (d) any shares required to satisfy Substitute Awards.

6.	The foregoing amendment was duly adopted and approved in accordance with Section 9(a) of the Plan.

B-2

APPENDIX C

CLEVELAND BIOLABS, INC.

EQUITY INCENTIVE PLAN

1.	ESTABLISHMENT AND PURPOSE.

The Cleveland BioLabs, Inc. Equity Incentive Plan (the “Plan”) was established under the name Cleveland BioLabs, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) by Cleveland BioLabs, Inc., a Delaware corporation (the “Company”). The 2006 Plan hereby is amended, restated and renamed as set forth herein, effective April 29, 2008, subject to the approval of the Company’s stockholders. The purpose of the Plan is to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. No Awards that are settled in Stock shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. The Plan shall terminate on April 29, 2018 or such earlier time as the Board may determine.

Certain terms used herein are defined as set forth in Section 10.

2.	ADMINISTRATION; ELIGIBILITY.

The Plan shall be administered by the Compensation Committee, or such other Committee, appointed by the Board consisting of three (3) or more members of the Board all of whom are intended to be “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934 and the regulations promulgated thereunder and “outside directors” within the contemplation of Section 162(m) of the Code; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term “Administrator” means the Board, the Compensation Committee or any of the Board’s other Committees as shall be administering the Plan or any individual delegated authority to act as the Administrator in accordance with this Section 2. A majority of the members of the Compensation Committee, such other Committee or the Board, as applicable, shall constitute a quorum, and all determinations shall be made by a majority of the members thereof.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a)	to select the Eligible Individuals to whom Awards may from time to time be granted;

(b)	to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c)	to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)	to approve forms of agreement for use under the Plan;

(e)	to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f)	subject to Section 9(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

(g)	to determine the Fair Market Value; and

(h)	to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

In order to assure the viability of Awards granted to Participants employed in foreign countries who are not subject to U.S. tax law, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

3.	STOCK SUBJECT TO PLAN.

Subject to adjustment as provided in this Section 3, the number of shares of Stock reserved for delivery under the Plan shall be the sum of (a) two million (2,000,000) shares, plus (b) the number of remaining shares under the 2006 Plan (i.e., not subject to outstanding Awards and not delivered out of shares reserved thereunder) as of the date of the initial stockholder approval of this Plan, plus (c) the number of shares that become available under the 2006 Plan after the date of the initial stockholder approval of this Plan pursuant to forfeiture, termination, lapse or satisfaction of an Award in cash or property other than shares, application as payment for an Award, or, except with respect to Restricted Stock, to satisfy withholding, plus (d) any shares required to satisfy Substitute Awards.

If any shares of Stock subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any shares of Stock subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award (including the withholding of shares on the exercise of a SAR that is settled in shares) or, except with respect to shares of Restricted Stock, the withholding or payment of taxes related thereto, such shares of Stock shall again be available for grant under the Plan.

Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights, Stock Awards and Performance Awards payable in Shares, in the aggregate, granted to any one Participant during any calendar year shall be four hundred thousand (400,000) shares. No Participant may be granted a Performance Award payable in cash, the maximum payout for which would exceed one million dollars ($1,000,000) during any calendar year. No Participant may be granted a Performance Award for a Performance Period of more than one (1) Year, the maximum payout for which would exceed two and one-half million dollars ($2,500,000).

In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or other distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator shall make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options and Stock Appreciation Rights and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Substitute Awards under the Plan. For purposes of this Section 3, “Substitute Award” means an Award granted under the Plan in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current and former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Individuals as the result of a merger, consolidation or combination of the employing corporation or other entity (the “Acquired Entity”) with the Company, an Affiliate or Subsidiary or the acquisition by the Company, an Affiliate or Subsidiary of property or stock of the Acquired Entity immediately prior to such merger, consolidation, acquisition or combination in order to preserve for such Eligible Individuals the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.

In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided herein and/or in the discretion of the Administrator, each Stock Option, to the extent not theretofore exercised, shall terminate forthwith.

Notwithstanding the foregoing, no adjustment pursuant to this Section 3 shall be made to the extent that such adjustment would result in liability under Section 409A of the Code.

4.	STOCK OPTIONS.

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)	Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.

(b)	Option Term. The term of each Stock Option shall be fixed by the Administrator at the time of grant, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

(c)	Vesting. Except as otherwise provided in the applicable option agreement, an Optionee may not exercise a Stock Option during the period commencing on the date of the grant of such Stock Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable option agreement, an Optionee may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Stock Option with respect to one-fourth of the shares granted thereby; (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Stock Option with respect to one-half of the shares granted thereby; (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise such Stock Option with respect to three-fourths of the shares granted thereby and (iv) during the period commencing on the fourth anniversary of the date of such grant and ending at the time the Stock Option expires pursuant to the terms of the Plan, exercise such Stock Option with respect to all of the shares granted thereby.

(d)

Exercisability. Except as otherwise provided herein, Stock Options shall be subject to such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable Stock Option agreement. If any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

(e)	Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of mature shares of unrestricted Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of mature Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)	Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, providedthat (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(f) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(g)	Termination by Death. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)	Termination by Reason of Disability. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i)	Termination by Reason of Retirement. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j)	Involuntary Termination Without Cause. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)	Involuntary Termination for Cause. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily for Cause, vesting of all outstanding Stock Options held by such Optionee shall thereupon terminate and all Stock Options held by such Optionee shall thereupon terminate.

(l)	Other Termination. Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services is terminated by the Optionee for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)	Exception to Termination. If provision of services by the Optionee to the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(n)	Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

5.	STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights may be granted under the Plan on a stand-alone basis only. The Administrator shall have the authority to grant Stock Appreciation Rights to any Participant. Except as otherwise provided herein, a Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator.

Stock Appreciation Rights shall be evidenced by stock appreciation right agreements, each in a form approved by the Administrator. The grant of a Stock Appreciation Right shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(a)	Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be fixed by the Administrator at the time of grant.

(b)	Vesting. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may not exercise a Stock Appreciation Right during the period commencing on the date of the grant of such Stock Appreciation Right to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Appreciation Right and ending on the day immediately preceding the second anniversary of such date, exercise the Stock Appreciation Right with respect to one-fourth of the shares to which the Stock Appreciation Right applies, (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise the Stock Appreciation Right with respect to one-half of the shares to which the Stock Appreciation Right applies, (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise the Stock Appreciation Right with respect to three-fourths of the shares to which the Stock Appreciation Right applies; and (iv) during the period commencing on the fourth anniversary of the date of such grant ending at the time the Stock Appreciation Right expires pursuant to the terms of the Plan, exercise the Stock Appreciation Right with respect to all the shares to which the Stock Appreciation Right applies.

(c)	Exercisability. Notwithstanding Section 5(a), the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Appreciation Right.

(d)	Method of Exercise. Subject to the provisions of this Section 5, Stock Appreciation Rights may be exercised, in whole or in part, at such time or times during the exercisability as determined by the Administrator by giving written notice of exercise to the Company specifying the number of shares with respect to which the Stock Appreciation Right is being exercised.

(e)	Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or in shares of Stock, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

(f)	A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 4(f).

(g)	Termination by Death. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of death, any Stock Appreciation Right held by such Participant may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated exercisability period of such Stock Appreciation Right, whichever period is shorter.

(h)

Termination by Reason of Disability. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of Disability, any Stock

Appreciation Right held by such Participant may thereafter be exercised by the Participant for a period of one year from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter.

(i)	Termination by Reason of Retirement. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates by reason of Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant for a period of three years from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter.

(j)	Involuntary Termination Without Cause. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 90 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)	Termination for Cause. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services terminates involuntarily for Cause vesting of all outstanding Stock Appreciation Rights held by such Participant shall thereupon terminate and all Stock Appreciation Rights held by such Participant shall thereupon terminate.

(l)	Other Termination. Except as otherwise provided in the applicable option agreement, if a Participant’s employment or provision of services is terminated by the Participant for any reason other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)	Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

6.	STOCK AWARDS OTHER THAN OPTIONS.

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Subject to the provisions of this Section 6, Stock Awards may be issued which vest in one or more installments over the Participant’s period of employment and/or other service to the Company and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(a)	cash or cash equivalents;

(b)	past services rendered to the Company or any Affiliate; or

(c)	future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock.” Except as provided in the applicable restricted stock agreement, the restrictions on any Stock Award shall terminate as follows: (a) as to one-fourth of the restricted shares granted thereby, on the first anniversary of the date of grant of such Stock Award; (b) as to an additional one-fourth of the restricted shares granted thereby, on the second anniversary of the date of grant of such Restricted Stock; (c) as to an additional one-fourth of the restricted shares granted thereby, on the third anniversary of the date of grant of such Restricted Stock; and (d) as to an additional one-fourth of the restricted shares granted thereby, on the fourth anniversary of the date of grant of such Restricted Stock. A Participant, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Restricted Stock are transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Restricted Stock as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed Restricted Stock Agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Restricted Stock to such Participant and/or cause the forfeiture of any Restricted Stock as to which restrictions have not yet lapsed.

7.	PERFORMANCE AWARDS.

(a)	Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant (except as provided in this Section 7). The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

(b)	Performance Awards Granted to Designated Covered Employees. If the Administrator determines that a Performance Award to be granted to a person the Administrator regards as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b).

(i)	Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Administrator consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Administrator result in the performance goals being “substantially uncertain.” The Administrator may determine that more than one performance goals must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)	Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Administrator in establishing performance goals for such Performance Awards and set forth in the applicable Performance Award Agreement (each a “Performance Measure”):

(1)	Earnings before interest, tax, depreciation or amortization (“EBITDA”) (actual and adjusted and either in the aggregate or on a per-Share basis);
(2)	Earnings (either in the aggregate or on a per-Share basis);

(3)	Net income or loss (either in the aggregate or on a per-Share basis);

(4)	Operating profit;

(5)	Growth or rate of growth in cash flow;

(6)	Cash flow provided by operations (either in the aggregate or on a per-Share basis);

(7)	Free cash flow (either in the aggregate on a per-Share basis);

(8)	Costs;

(9)	Gross revenues;

(10)	Reductions in expense levels;

(11)	Operating and maintenance cost management and employee productivity;

(12)	Stockholder returns (including return on assets, investments, equity, or gross sales);

(13)	Return measures (including return on assets, equity, or sales);

(14)	Growth or rate of growth in return measures;

(15)	Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

(16)	Net economic value;

(17)	Economic value added;

(18)	Aggregate product unit and pricing targets;

(19)	Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(20)	Achievement of business or operational goals such as market share and/or business development;

(21)	Achievement of diversity objectives;

(22)	Results of customer satisfaction surveys;

(23)	Debt ratings, debt leverage and debt service;

(24)	Safety performance;

(25)	Business unit and site accomplishments;

(26)	Achievement of scientific milestones;

(27)	Corporate governance objectives; and

(28)	Adherence to budget levels.

provided that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the grant date of an Award intended to comply with the performance-based exception to the limitations of Section 162(m) of the Code, and in the case of other Awards, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

(iii)	Performance Period: Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods of at least 12 months’ duration as may be specified by the Administrator. Performance goals shall be established on or before the dates that are required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(iv)	Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Stock, or other Awards, or other property, in the discretion of the Administrator. The Administrator may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 7(b). The Administrator shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment at least six months prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards. Unless otherwise provided in an award agreement, a Performance Award payable to a Participant for a performance period shall be paid in the calendar year immediately following the calendar year in which the Performance Period ends, but no later than March 15 of the calendar year immediately following the calendar year in which the performance period ends; provided, that except to the extent expressly otherwise required by a written agreement by and between the Participant and the Company, that the Participant is employed by the Company on the date such performance period ends. Except to the extent expressly otherwise required by a written agreement by and between the Participant and the Company, if a Participant is not employed with the Company on the date such performance period ends, such Performance Award shall be forfeited.

8.	CHANGE IN CONTROL PROVISIONS.

(a)	Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i)	Subject to Section 8(a)(iv) hereof, the vesting and exercisability of any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then vested and exercisable shall become fully vested and exercisable;

(ii)	Subject to Section 8(a)(iv) hereof, any restrictions applicable to any outstanding Stock Awards shall lapse and the Stock relating to such Awards shall become free of all restrictions and fully vested and transferable;

(iii)	Subject to Sections 8(a)(iv) and 8(a)(v) hereof, all outstanding repurchase rights of the Company with respect to any outstanding Awards may, in the discretion of the Administrator, terminate;

(iv)	Outstanding Awards shall, provided that no material modification of the Award or any liability results under Section 409A of the Code, be subject to any agreement of merger or reorganization that effects such Change in Control and that provides for:

(A)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(B)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(C)	The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(D)	Settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled; and

(v)	In the absence of any agreement of merger or reorganization (if applicable) which addresses the effects of such Change in Control and subject to Section 409A of the Code, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

(b)	Definition of Change in Control.

(i)	For purposes of the Plan, a “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur:

(A)	The acquisition, directly or indirectly, by any person or group (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of beneficial ownership (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (voting securities) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(1)	An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company; or

(2)	An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company; or

(3)	An acquisition of voting securities pursuant to a transaction described in clause (C) below that would not be a Change of Control under clause (C);

Notwithstanding the foregoing, neither of the following events shall constitute an acquisition by any person or group for purposes of this subsection (a): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(B)	During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (A) or (C) of this subsection (i)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(C)	The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation,

reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(1)	Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by the remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and

(2)	After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (2) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(D)	The Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(ii)	For purposes of Section 8(b), stock ownership is determined under Section 409A of the Code.

(c)	Change in Control Price. For purposes of the Plan, “Change in Control Price” means the lowest of (i) the highest reported sales price of a share of Stock in any transaction reported on the Nasdaq Capital Market, the Nasdaq National Stock Market, or other national securities exchange on which such shares are listed, as applicable, during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board. The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.

9.	MISCELLANEOUS.

(a)	Amendment. The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code, or (iii) made to avoid liability under Section 409A of the Code. No such amendment or alteration shall be made without the approval of a majority vote of the Company’s shareholders, present in person or by proxy at any special or annual meeting of the shareholders (1) to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed, or (2) with respect to any Award that is intended to qualify for an exemption from the limitations of Section 162(m) of the Code, to the extent such approval is required under Section 162(m) to maintain such exemption.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in Section 3 hereof no such amendment shall adversely affect the rights of a Participant without the Participant’s consent. Notwithstanding anything in the Plan to the contrary, neither the Board nor the Administrator will be permitted to (i) amend a Stock Option to reduce its exercise price, (ii) cancel a Stock Option and re-grant a Stock Option with a lower exercise price than the original exercise price of the cancelled Stock Option, or (iii) take any other action (whether in the form of an amendment, cancellation or replacement grant) that has the effect of repricing a Stock Option.

(b)	Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(c)	General Provisions.

(i)	Unless the shares to be issued in connection with an Award are registered prior to the issuance thereof under the Securities Act of 1933, as amended, the Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for his or her own account as an investment without a view to or for sale in connection with, the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii)	Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii)	The adoption of the Plan shall not confer upon any employee, director, associate, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv)	No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v)	The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid. In the event of the death of a Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

(vi)	Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Stock covered hereby unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share shall be fully paid and non-assessable.

(vii)	The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, or take any other corporate act or proceeding whether of a similar character or otherwise.

(viii)	If any payment or right accruing to a Participant under this Plan (without the application of this Section 9(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

(ix)	To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x)	The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi)	If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii)	This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii)	This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv)

In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

(xv)	None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xvi)	This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

(xvii)	No Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Section 409A of the Code, and the Plan and the terms of all Awards shall be interpreted accordingly. If any provision of the Plan or an Award contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the penalties and interest under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without resulting in liability under Section 409A of the Code.

10.	DEFINITIONS.

For purposes of this Plan, the following terms are defined as set forth below:

(a)	“Affiliate” means a corporation or other entity (i) controlled by the Company and which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to an Eligible Individual, and (ii) is designated by the Administrator as such.

(b)	“Award” means a Stock Appreciation Right, Stock Option or Stock Award.

(c)	“Board” means the Board of Directors of the Company.

(d)	“Cause” means (i) the commission by the Participant of any act or omission that would constitute a felony or any crime of moral turpitude under Federal law or the law of the state or foreign law in which such action occurred, (ii) dishonesty, disloyalty, fraud, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of fiduciary or other material duty to the Company and/or a Subsidiary; or (iii) continued reporting to work or working under the influence of alcohol, an illegal drug, an intoxicant or a controlled substance which renders Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Subsidiaries. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(e)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f)	“Commission” means the Securities and Exchange Commission or any successor agency.

(g)	“Committee” means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3, an “outside director” under Section 162(m) of the Code, an “independent director” as defined by the Sarbanes-Oxley Act of 2002, and “independent” as defined by the rules of any stock exchange or market on which the Stock is listed.

(h)	“Covered Employee” means a person who is a “covered employee” within the meaning of Section 162(m) of the Code.

(i)	“Director” means a member of the Company’s Board.

(j)	“Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(k)	“Effective Date” of the amendment and restatement of the Plan means April 29, 2008. The 2006 Plan was originally effective on July 1, 2006.

(l)	“Eligible Individual” means any (i) officer, employee, associate or director of the Company or a Subsidiary or Affiliate, (ii) any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or (iii) employees of (x) a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company and, if applicable, the Subsidiary, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to such employees and (y) who hold options with respect to the stock of such corporation which the Company has agreed to assume.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n)	“Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator, in accordance with Section 409A of the Code and the regulations issued thereunder. Unless otherwise determined by the Administrator, the Fair Market Value per share on any date shall be the most recent closing sales price per share of the Stock on the Nasdaq Capital Market, the Nasdaq National Stock Market, or the principal stock exchange or market on which the Stock is then traded on the business day preceding the date as of which such value is being determined or the last previous day on which a sale was reported if no sale of the Stock was reported on such date on such Exchange on such business day.

(o)	“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(p)	“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(q)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(r)	“Optionee” means a person who holds a Stock Option.

(s)	“Participant” means a person granted an Award.

(t)	“Performance Award” means a right, granted to a Participant under Section 7, to receive Awards based upon performance criteria specified by the Administrator.

(u)	“Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(v)	“Retirement” means termination of employment or provision of services without Cause, death or Disability on or after age 65 with 5 years of service.

(w)	“Stock” means the common stock, par value $0.005 per share, of the Company.

(x)	“Stock Appreciation Right” means a right granted under Section 5.

(y)	“Stock Award” means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

(z)	“Stock Option” means an option granted under Section 4.

(aa)	“Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(bb)	“Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

APPENDIX D

FIRST AMENDMENT TO

CLEVELAND BIOLABS, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

(as adopted effective June 14, 2013)

1.	Effective as of April 14, 2015, Section 3(a) of the Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan (the “Plan”) is hereby deleted in its entirety and replaced with the following:

“(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 225,000 shares of Common Stock, plus the number of shares of Common Stock that are automatically added on January 1st of each year for a period of up to ten years, commencing on January 1, 2016 and ending on (and including) January 1, 2023, in an amount equal to the lesser of (i) 10% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year, and (ii) 100,000 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.”

2.	The foregoing amendment was duly adopted and approved in accordance with Section 12(a) of the Plan.

D-1

APPENDIX E

CLEVELAND BIOLABS, INC.

2013 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: MAY 7, 2013

APPROVED BY THE STOCKHOLDERS: JUNE 14, 2013

1.	GENERAL; PURPOSE.

(a) The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan.

(b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2.	ADMINISTRATION.

(a) The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii) To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv) To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v) To suspend or terminate the Plan at any time as provided in Section 12.

(vi) To amend the Plan at any time as provided in Section 12.

(vii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

(viii) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

(c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d) All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 2,100,000 shares of Common Stock, plus the number of shares of Common Stock that are automatically added on January 1st of each year for a period of up to ten years, commencing on January 1, 2014 and ending on (and including) January 1, 2023, in an amount equal to the lesser of (i) 10% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year, and (ii) 200,000 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(b) If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c) The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4.	GRANT OF PURCHASE RIGHTS; OFFERING.

(a) The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c) The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the

Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.	ELIGIBILITY.

(a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.

(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii) the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c) No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e) Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

6.	PURCHASE RIGHTS; PURCHASE PRICE.

(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b) The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c) In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.

(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:

(i) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.	PARTICIPATION; WITHDRAWAL; TERMINATION.

(a) An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through payment by cash or check prior to a Purchase Date.

(b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c) Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual all of his or her accumulated but unused Contributions.

(d) During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(e) Unless otherwise specified in the Offering, the Company will have no obligation to pay interest on Contributions.

8.	EXERCISE OF PURCHASE RIGHTS.

(a) On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b) If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such Offering, in which case such amount will be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest.

(c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.

9.	COVENANTS OF THE COMPANY.

The Company will seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.	DESIGNATION OF BENEFICIARY.

(a) The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b) If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a) In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b) In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

12.	AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization

Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.

(b) The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c) Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code.

13.	EFFECTIVE DATE OF PLAN.

The Plan will become effective on the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the Adoption Date (or if required under Section 12(a) above, the date the Plan is materially amended by the Board).

14.	MISCELLANEOUS PROVISIONS.

(a) Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b) A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

(d) The provisions of the Plan will be governed by the laws of the State of New York without resort to that state’s conflicts of laws rules.

15.	DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date the Plan is adopted by the Board.

(b) “Board” means the Board of Directors of the Company.

(c) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(d) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(e) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(f) “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(g) “Common Stock” means the common stock of the Company, par value $0.005 per share.

(h) “Company” means Cleveland BioLabs, Inc., a Delaware corporation.

(i) “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(j) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii) a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(k) “Director” means a member of the Board.

(l) “Effective Date” means the effective date of the Plan, which is June 14, 2013, the date of the 2013 Annual Meeting of the Stockholders.

(m) “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(n) “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(o) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(q) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Sections 409A of the Code.

(r) “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(s) “Offering Date” means a date selected by the Board for an Offering to commence.

(t) “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(u) “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(v) “Plan” means this Cleveland BioLabs, Inc. 2013 Employee Stock Purchase Plan.

(w) “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(x) “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(y) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(z) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ««« EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE WITH THE VOTING OF YOUR SHARES PLEASE CONTACT ALLIANCE ADVISORS AT TOLL FREE: (855) 928-4491

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on April 13, 2015.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	☒

The Board of Directors recommends that you vote “FOR ALL” nominees in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5.

1.	Election of Directors
		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (indicate excepted nominee below)
	NOMINEES:	☐	☐	☐
01 James J. Antal
02 Elena Kasimova
03 Richard McGowan
04 Anthony Principi

05 Randy Saluck
06 Yakov Kogan
07 Andrei Gudkov

(Except nominee(s) written above)
		FOR	AGAINST	ABSTAIN
2.	Ratification of Meaden & Moore, Ltd. as auditor for the fiscal year ended December 31, 2015.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Approval, on an advisory basis, of the compensation of our named executive officers.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Authorization of the issuance of 20% or more of our common stock outstanding upon conversion of the Preferred Stock, exercise of Series B Pre-Funded Warrants and exercise of Series A Warrants, including shares of our common stock issuable due to certain adjustments to the conversion price of the Preferred Stock and the exercise price of the Series B Pre-Funded Warrants and the Series A Warrants.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
5.	Approval of the Third Amendment of the Cleveland BioLabs, Inc. Equity Incentive Plan to increase the number of shares of common stock authorized to be issued thereunder by 150,000 shares and to revise the maximum number of shares that may be covered by a grant thereunder to any one Participant in any calendar year to 100,000.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
6.	Approval of the First Amendment to the Employee Stock Purchase Plan to increase the number of shares of common stock authorized to be issued thereunder by 100,000 shares and to increase the number of shares added to the plan annually to 100,000.	☐	☐	☐

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	,
2015.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held April 14, 2015

The Proxy Statement is available at http://www.cstproxy.com/cbiolabs/2015

▲ FOLD HERE — DO NOT SEPARATE — INSERT IN ENVELOPE PROVIDED ▲

PROXY

CLEVELAND BIOLABS, INC.

Proxy Solicited on Behalf of the Board of Directors

For The Annual Meeting of Stockholders—April 14, 2015

The undersigned appoints Yakov Kogan and C. Neil Lyons, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the capital stock of Cleveland BioLabs, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on April 14, 2015, or at any adjournment or postponement thereof. The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the special meeting or any adjournments or postponements thereof. The undersigned hereby revokes ALL previous proxies given to vote at the Annual Meeting of Stockholders to be held on April 14, 2015, or at any adjournment or postponement thereof.

Unless otherwise marked, a signed proxy will be voted FOR the election of the nominees named in Proposal 1, FOR the ratification of the appointment of Meaden & Moore, Ltd. as independent auditors as described in Proposal 2, FOR the approval, on an advisory basis, of the compensation of our named executive officers as described in Proposal 3, FOR the authorization of the issuance of 20% or more of our common stock outstanding upon conversion of the Preferred Stock, exercise of Series B Pre-Funded Warrants and exercise of Series A Warrants, including shares of our common stock issuable due to certain adjustments to the conversion price of the Preferred Stock and the exercise price of the Series B Pre-Funded Warrants and the Series A Warrants as described in Proposal 4, FOR the approval of the Third Amendment to the Cleveland BioLabs, Inc. Equity Incentive Plan to increase the number of shares of common stock authorized to be issued thereunder by 150,000 shares and to revise the maximum number of shares that may be covered by a grant thereunder to any one Participant in any calendar year to 100,000 as described in Proposal 5, and FOR the approval of the First Amendment to the Employee Stock Purchase Plan to increase the number of shares of common stock authorized to be issued thereunder by 100,000 shares and to increase the number of shares added to the plan annually to 100,000 as described in Proposal 6.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)